As filed with the Securities and Exchange Commission on April 22, 2004

Registration No. 333-62446

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No. 811-09389

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 8	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 20	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE & ANNUITY COMPANY

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-3743
(Depositor’s Telephone Number, including Area Code)

Diane N. Ledger
Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2004 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on __________________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Estate Preserver-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT

ESTATE PRESERVER – NY	PROSPECTUS MAY 1, 2004

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

•Last survivor means the policy insures the lives of two people and provides a death benefit that’s payable after both people have died.

•Flexible premium means you can vary the amount and frequency of your premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its prospectus and in its SAI. No one has the right to describe the policy or the Pacific Select Fund any differently than they have been	This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund, a fund that provides the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of PL&A. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:
described in these documents.	VARIABLE INVESTMENT OPTIONS

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.	Blue Chip Aggressive Growth Diversified Research Short Duration Bond I-Net TollkeeperSM Financial Services Health Sciences Technology Focused 30 Growth LT Mid-Cap Value	International Value Capital Opportunities International Large-Cap Equity Index Small-Cap Index Multi-Strategy Main Street® Core Emerging Markets Inflation Managed Managed Bond	Small-Cap Value Money Market High Yield Bond Equity Income Equity Aggressive Equity Large-Cap Value Comstock Real Estate Mid-Cap Growth
FIXED OPTION

Fixed Account Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER – NY

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy

Flexibility	The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the death benefit option

• increase or decrease the policy’s face amount

• change the beneficiary

• change your investment selections.

Death Benefit	You may choose one of four death benefit options:

• Option A – your death benefit will be the face amount of your policy.

• Option B – your death benefit will be the face amount of your policy plus its accumulated value.

• Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

• Option D – your death benefit will be the face amount of your policy multiplied by a death benefit factor.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit. The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance.

Accumulated Value	Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges, and how much you’ve borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER – NY

Investment options	You can choose from 31 variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits	Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy

Long-term financial planning	This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Last survivor policy	The Pacific Select Estate Preserver – NY is a last survivor Policy. This means that the death benefit will not be paid to your beneficiary until after the second person insured under the policy dies. This may be appropriate for two spouses who want to provide a death benefit for their children.

This may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

Premium payments	Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse	Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance	Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and loans	Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences	You may be subject to income tax if you take any withdrawals or surrender the policy, or if your policy lapses and you have not repaid any outstanding loan amount.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	0% of premium paid during first 10 sales load targets*, and 3.0% of premium paid thereafter

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy or decrease in face amount during the first 10 policy years

Underwriting surrender charge[2]		$2.00–$17.30 per $1,000 of initial face amount

Charge at end of policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$9.58 per $1,000 of initial face amount

Sales surrender charge		The smaller of the following amounts: • 70% of premiums you’ve made, or • 70% of the sales surrender target[3]

The maximum sales surrender target is $57.47 per $1,000 of initial face amount

Charge at end of policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$5.40 per $1,000 of initial face amount

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	Maximum $25 per transfer in excess of 12 in a policy year[4]

Administrative and underwriting service fees

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[5]	$50

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$100 per insured[6]

Adding or increasing an optional rider	Upon approval of specific request	$100

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The underwriting surrender charge is based on your policy’s joint equal age at issue. Joint equal age is a calculation that blends the ages and insurance risks of the two people insured by the policy. You’ll find detailed information on this calculation in Appendix A of this prospectus. The underwriting surrender charge reduces to $0 at the end of policy year 10. The underwriting surrender charges shown in the table may not be typical of the charges you will pay. The surrender charge for your policy will be stated in the policy specifications pages.

[3]	The sales surrender target is $2.78—$57.47 per $1,000 of initial face amount, based on the joint equal age of the insureds. You’ll find sales surrender targets for the policy in your policy specifications pages and in Appendix B of this prospectus. The sales surrender charge reduces to $0 at the end of policy year 10. The sales surrender charges shown in the table may not be typical of the charges you will pay.

[4]	There is no charge currently imposed upon a transfer.

[5]	Certificate of Coverage is available without charge.

[6]	We charge $50 for a request for risk classification change on policies issued on or before April 30, 2004.

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

	When charge is	Amount deducted—	Amount deducted—
Charge	deducted	Maximum Guaranteed Charge	Current Charges

Cost of Insurance[1,2]
Minimum and maximum	Monthly, beginning on policy date	$0.01—$83.34 per $1,000 of a discounted net amount at risk*	$0.01—$31.76 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.01 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly, beginning on policy date	$7.50	Same

Mortality and expense risk
Face amount charge Minimum and maximum	Monthly beginning on policy date	$0.09—$0.64 per $1,000 of initial face amount[3]	Same

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.16 per $1,000 of coverage segment	Same

Asset charge	Monthly, beginning on policy date	0.90% annually (0.075% monthly) of accumulated value in investment options[4]	Same

Loan interest charge	Policy anniversary	4.10% of policy’s loan account balance annually[5]	Same

Optional Benefits, minimum and maximum[6]
Last survivor added protection benefit rider

Cost of insurance	Monthly, beginning on effective date of coverage for each coverage segment	$0.01—$9.33 per $1,000 of a discounted net amount of risk	$0.01—$7.85 per $1,000 of a discounted net amount of risk

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.01 per $1,000 of a discounted net amount at risk	$0.01 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on effective date of coverage for each coverage segment	$0.10—$0.46 per $1,000 of coverage segment	$0

Charge during policy year 1 for a male select non-smoker who is age 56 and a female select non-smoker who is age 53 at policy issue		$0.16 per $1,000 of coverage segment	$0

FEE TABLES

	When charge is	Amount deducted—	Amount deducted—
Charge	deducted	Maximum Guaranteed Charge	Current Charges

Individual annual renewable term rider	Monthly, beginning on effective date of coverage for each coverage segment	$0.09—$7.93 per $1,000 of a discounted net amount at risk	$0.02—$6.42 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male select non-smoker who is age 56 at policy issue		$0.97 per $1,000 of a discounted net amount at risk	$0.11 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a female select non-smoker who is age 53 at policy issue		$0.52 per $1,000 of a discounted net amount at risk	$0.06 per $1,000 of a discounted net amount at risk

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.002466, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

[1]	Cost of insurance rates are based on the ages, risk classifications, and genders (unless unisex rates are required) of the insureds. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insureds’ classes, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

[2]	When the younger person insured by your policy reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

[3]	Starting in policy year 11 and thereafter, the mortality and expense risk face amount charge is reduced to $0. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay. The mortality and expense risk face amount charge for your policy will be stated in the policy specifications pages.

[4]	Starting in policy year 11, the mortality and expense risk asset charge is reduced to 0.30% annually (0.025% monthly), and further reduces to 0.05% annually (0.0042% monthly) in policy year 21 and thereafter.

[5]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[6]	Riders are briefly described under The death benefit: Optional riders and more information appears in the SAI. Rider charges are based on the age and risk classification of the person or persons insured under the rider. The rider charges shown in the table may not be typical of the charges you will pay. The charges for any optional benefit riders you add to your policy will be stated in the policy specifications pages.

Total annual Pacific Select Fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.30	1.31

[1]	Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses and other expenses.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expenses cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Pacific Select Estate Preserver – NY is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays death benefit proceeds after both people have died.

When you buy a Pacific Select Estate Preserver – NY life insurance policy, you’re entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state and some riders may only be added when you apply for your policy.	When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Once we receive your first premium payment, and any contractual and administrative requirements have been met, we’ll consider your policy to be in force. Our obligations under the policy begin when the policy is in force and has been delivered to you.

Your policy will be in force until one of the following happens:

• both people insured by the policy die

• the grace period expires and your policy lapses, or

• you surrender your policy.

If your policy is not in force when both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.	Owners
The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.	You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

People insured by the policy
This policy insures the lives of two people who are between the ages of 20 and 85 at the time you apply for your policy, and who have given us satisfactory evidence of insurability. We refer to each of these people as an insured, and together as the insureds. After one of the insureds dies, we refer to the living insured as the survivor. The policy pays death benefit proceeds after the survivor dies.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Risk classes are usually based on age, gender, health and whether or not a person to be insured by the policy smokes. Most insurance companies use similar risk classification criteria.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.	Each insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.	• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while either insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

Policy date, monthly payment date, policy anniversary date	Your policy date
This is usually the day we approve your policy application. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

Backdating your policy
You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

Re-dating your policy
Once your policy is issued, you may request us to re-date your policy to the date it is delivered to you, or the date we receive the initial premium, if earlier than the delivery date. Re-dating will only be allowed back to the date money is received on your policy. If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium, initial premium, or funds from an IRC Section 1035 exchange.

Your monthly payment date
This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date
This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Understanding policy expenses
and cash flow

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Preserver – NY policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

Statements and reports we’ll send you	We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment option, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

Your right to cancel Please call us or your registered representative if you have questions about your right to cancel your policy.	Your policy provides a free look period once it is in force. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. The free look period ends 10 days after you receive your policy. If you are replacing another life insurance policy, your free look period ends 60 days after you receive your policy.

The amount of your refund will be the amount of the premium payments you’ve made. We’ll always deduct any outstanding loan amount from the amount we refund to you.

If you cancel your policy during the free look period, we’re required to refund the premium payments you’ve made. We’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 10 days after we issue your policy

• when we consider your policy to be in force.

PACIFIC SELECT ESTATE PRESERVER – NY BASICS

Timing of payments, forms and requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

• the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday

• the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.	Effective date
Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a business day before the time of close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers
We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.	As long as we have your signed authorization form on file, you may give us instructions regarding the following policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between investment options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing programs

• request a policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• You must complete a telephone and electronic authorization form.
• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.
• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you send us your telephone and electronic authorization form, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, the administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the survivor dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.	This policy offers four death benefit options, Options A, B, C and D. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

Here are some things you need to know about the death benefit:

• You choose your death benefit option on your policy application.

• If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

• The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

• The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A, B or D. The death benefit proceeds will always be reduced by any outstanding loan amount.

• We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the deaths of both insureds.

• After the younger insured reaches age 100, the death benefit equals the accumulated value.

Choosing your death benefit option	You can choose one of the following four options for the death benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the face amount of your policy.	Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.	Option D – the face amount of your policy multiplied by a death benefit factor.

The more premiums you pay and the less you withdraw, the larger the death benefit will be.	The death benefit gradually increases over time no matter how your investment options perform, as long as there is enough accumulated value to keep your policy in force.

How we calculate the death benefit for Option D

If you choose Option D, we’ll calculate the death benefit by multiplying the face amount by a death benefit factor. The death benefit factor is a number from 1.0 to 2.0. A factor of 1.0 means the death benefit equals the face amount. A factor of 2.0 means the death benefit is two times the face amount.

The factor changes on each policy anniversary and is based on the joint equal age of the insureds and the number of completed policy years. Joint equal age is a calculation that blends the ages and insurance risks of the insureds. Generally, the death benefit factor will reach the maximum of 2.0 when joint equal age plus the number of completed policy years is between 85 and 90. You’ll find more information about how we calculate joint equal age in Appendix A.

You’ll find more information about the death benefit factor in Appendix D and in your policy.

The guideline minimum death benefit

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by making withdrawals from your policy.

We will not charge you our usual $25 withdrawal fee, but the withdrawals may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.	The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the amount of the death benefit under the option you choose is less than the guideline minimum death benefit, we’ll adjust your death benefit to equal the guideline minimum death benefit.

We calculate the guideline minimum death benefit by multiplying the accumulated value of your policy by a death benefit percentage. This percentage is based on the age of the younger insured and will increase over time. You’ll find a table of guideline minimum death benefit percentages in Appendix C.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the survivor, we’ll be required to pay them to the state.	We calculate the amount of the death benefit proceeds as of the end of the day the survivor dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that both insureds died while the policy was in force, along with payment instructions. If both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger insured died first.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the survivor dies to the day we pay the proceeds.

THE DEATH BENEFIT

Comparing the death benefit options

Net amount at risk is the difference between the death benefit that would be payable if both insureds died, and the accumulated value of your policy.

Example A assumes the following:

• the insureds are male and female non-smokers, each age 45 at the time the policy was issued
• face amount is $1,000,000
• accumulated value at year 20 is $600,000
• total premiums paid into the policy at year 20 is $300,000
• the death benefit percentage for the guideline minimum death benefit is 111%
• the death benefit factor for Option D at year 20 is 123.2%
• the guideline minimum death benefit is $666,000 (accumulated value times a death benefit percentage factor of 111%)

Example B uses the same assumptions as Example A, but has an accumulated value of $1,400,000. Because accumulated value has increased, the guideline minimum death benefit is now $1,554,000 ($1,400,000 times a death benefit factor of 111%).	The tables below compare the death benefits provided by the policy’s four death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

Example A		The death benefit is the larger of these two amounts

Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

Option A	Face amount	$1,000,000	$666,000	$397,540.07
Option B	Face amount plus accumulated value	$1,600,000	$666,000	$996,064.11
Option C	Face amount plus premiums less distributions	$1,300,000	$666,000	$696,802.09
Option D	Face amount times death benefit factor	$1,232,000	$666,000	$628,969.36

Example B		The death benefit is the larger of these two amounts

Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

Option A	Face amount	$1,000,000	$1,554,000	$150,177.26
Option B	Face amount plus accumulated value	$2,400,000	$1,554,000	$994,096.16
Option C	Face amount plus premiums less distributions	$1,300,000	$1,554,000	$150,177.26
Option D	Face amount times death benefit factor	$1,232,000	$1,554,000	$150,177.26

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.	You can change your death benefit option of your policy. Here’s how it works:

• You can change the death benefit once in any policy year.
• You must send us your request in writing.
• You can only change to Option A or Option B.
• The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.
• We may charge you a fee of up to $100 each time you request to change your death benefit option.
• The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit if doing so means the face amount of your policy will become less than $100,000. We may waive this minimum amount under certain circumstances.
• Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.
• The new death benefit option will be used in all future calculations.

Decreasing the face amount

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you, or make distributions from the accumulated value, which may be taxable.

We will not decrease the face amount if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you.

For more information, please see Variable life insurance and your taxes.	You can decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

• You can decrease the face amount as long as at least one insured is still living.
• You can only decrease the face amount once in any policy year.
• You must send us your request in writing while your policy is in force.
• The decrease will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.
• Decreasing the face amount can affect the monthly cost of insurance charge since this charge varies with the net amount at risk.
• We can refuse your request to make the face amount less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

If you decrease your face amount in the first 10 years of the policy, we’ll deduct a surrender charge from your policy’s accumulated value. Please turn to Withdrawals, surrenders and loans and the SAI for information about the surrender charges.

THE DEATH BENEFIT

Optional riders

We offer other variable life insurance policies which provide insurance protection on the lives of two people or on the life of one person. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone.

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by PL&A.

There may be tax consequences if you exercise your rights under the Policy split option rider. Please see Variable life insurance and your taxes for more information.

Samples of the provisions for the extra optional benefits are available from us upon written request.	There are three optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

• Last survivor added protection benefit
Provides level or varying term insurance on both insureds.

• Individual annual renewable term rider
Provides level or varying term insurance on either or both insureds.

• Policy split option rider
Splits the policy into two individual policies with evidence of insurability.

Certain restrictions may apply and are described in the rider or benefit. We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

More detailed information regarding each rider appears in the SAI.

HOW PREMIUMS WORK

Your policy gives you the flexibility to choose the amount and frequency of your premium payments.

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.	We usually set the amount of your first premium payment. You can schedule the amount and frequency of remaining premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

If we do not receive the minimum initial premium payment within 20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you’ve made. We may waive the 20 day requirement in some cases.

Planned periodic premium payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.	You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you choose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Uni-check plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically). While you do not have to make the premium payments you’ve scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

• We’ll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we’ll treat it as a premium payment.

Paying your premium	Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank.

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We will not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• money order or traveler’s checks

• cashier’s check drawn on a non-U.S. bank, even if the payment may be effected through a   U.S. bank

• third party check, if there is not a clear connection of the third party to the underlying transaction

• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly electronic funds transfer plan
Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

• you authorize us to withdraw a specified amount from your checking account each month

• you can choose any day between the 4th and 28th of the month

• if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

Deductions from your premiums Your net premium is your premium payment less the premium load.	We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load
During the first 10 years of your policy, we deduct a 0% sales load from each premium payment you make. The sales load is 3% after the 10th policy year. This charge helps pay for the cost of distributing our policies.

Premium based charges

State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. This rate approximates the average rate we pay for all states. We do not expect to increase the rate unless the rate we pay changes.

Federal charge
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the “DAC tax”.

We reserve the right to increase or decrease these loads and charges. Like other policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Allocating your premiums There are special restrictions when allocating premiums to the Fixed LT account. Please turn to Your investment options for more information about the investment options.	We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 20 investment options at one time.

We allocate your first premium on the free look transfer date. We’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

HOW PREMIUMS WORK

Portfolio optimization is an asset allocation service we offer for use with your policy. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total accumulated value should be allocated to each asset class. The theory of portfolio optimization is that diversification among asset classes can help reduce volatility over the long-term.

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided your completed telephone and electronic authorization form is on file with us. You should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in portfolio optimization.	Portfolio optimization
Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. Portfolio optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying portfolio) can be used to implement the asset class level allocations. The portfolios are selected by evaluating the asset classes represented by the portfolios and combining portfolios to arrive at desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a portfolio optimization model, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the asset allocation given in your portfolio optimization model. If you also allocate part of your net premium payment or accumulated value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the portfolio optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model portfolio after the annual analysis. For all other policy owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the investment options in your model each year (independently of any automatic rebalancing you may have selected).

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better results in a single investment option or options representing a single asset class than in a model. Model portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the portfolio optimization service at any time.

Limits on the premium payments you can make	We will not accept premium payments after the younger insured reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

• If accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes.	• If applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.	Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account.	Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Persistency credit	Policies may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.15% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.25%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

Unisex rates are used when a policy is owned by an employer in connection with employment-related or benefit programs.

Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insureds, and the policy date and duration.	We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance
This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your policy. When the younger insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the ages, gender and risk classes of the insureds unless unisex rates are required.

Our current cost of insurance rates will apply uniformly to all members of the same class. Any changes in the cost of insurance will apply uniformly to all members of the same class. These rates generally increase as the ages of the two people increase, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

If you add a Last survivor added protection benefit, or Individual annual renewable term rider to your policy, we will include the face amount of the rider in this calculation of cost of insurance.	How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if both insureds died, and the accumulated value of your policy. We calculate it in two steps:

• Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

• Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Next we allocate the net amount at risk in proportion to the face amount of the base policy, any optional Last survivor added protection benefit rider and any optional Individual annual renewable term rider, and each increase that’s in force as of your monthly payment date.

We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage segment. The sum of these amounts is your cost of insurance charge.

Premiums, net premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk, depending on the option you choose or if your death benefit under the policy is the guideline minimum death benefit.

YOUR POLICY’S ACCUMULATED VALUE

Administrative charge
We deduct a charge of $7.50 a month. We guarantee that this charge will not increase. When the younger insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

If you buy additional Pacific Select Estate Preserver – NY policies that insure the same two people, we will not deduct the administrative charge from the additional policies. Instead, we’ll deduct $200 from each policy’s first premium payment to help cover our processing costs.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the box on the following page. We guarantee this charge will not increase.

Charges for optional riders
If you add any riders to your policy, we add any charges for them to your monthly charge.

An example
For a policy that insures a male non-smoker age 56 and a female non-smoker age 53 when the policy is issued, with:

• a face amount of $2,000,000
• accumulated value of $60,000 after deducting any outstanding loan amount.

The maximum monthly charge for the face amount component is $320 (($2,000,000 ÷ 1,000) × 0.160).

The monthly charge for the accumulated value component if the policy’s accumulated value is $60,000 is:

• $45 ($60,000 × 0.075%) during policy years 1 through 10
• $15 ($60,000 × 0.025%) during policy years 11 through 20
• $2.52 ($60,000 × .0042%) during policy year 21 and thereafter

The monthly charge for the face amount component of the mortality and expense risk charge will never exceed $0.64 per $1,000 of the initial face amount of your policy.	How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two components: a face amount component and an accumulated value component.

• Face amount component We deduct a face amount component every month during the first 10 policy years, at a rate that is based on the joint equal age on the policy date and each $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix B.

• Accumulated value component We deduct an accumulated value component every month during the first 10 policy years at an annual rate of 0.90% (0.075% monthly) of your policy’s accumulated value in the investment options. During policy years 11 through 20, we reduce the annual rate to 0.30% (0.025% monthly) of the accumulated value. During policy year 21 and thereafter, we further reduce the annual rate to 0.05% (0.0042% monthly) of the accumulated value. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date after we deduct the cost of insurance and charges for any optional riders.

Lapsing and reinstatement	Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction.
Your policy’s accumulated value is affected by the following:

• loans or withdrawals you make from your policy

• not making planned premium payments

• the performance of your investment options

• charges under the policy.

If your policy lapses, you could face significant income tax liability in the year of the lapse. Tax issues are described in detail in Variable life insurance and your taxes.	There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

Remember to tell us if a payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.	If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing
To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion if it.

Paying death benefit proceeds during the grace period
If the survivor dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

YOUR POLICY’S ACCUMULATED VALUE

Reinstating a lapsed policy
If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that both insureds are still insurable

• a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

• payment of all unpaid monthly charges that were due in the grace period.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount
If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

• If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

• If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization form on file you can call us at 1-888-595-6997 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.	We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About PL&A.

Pacific Life is the investment adviser for the Pacific Select Fund. They oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. They’ve retained other portfolio managers to manage the other portfolios.	You can choose from 31 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following chart is a summary of the Pacific Select Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the fund prospectus carefully before investing.

YOUR INVESTMENT OPTIONS

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.

Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium- sized growth companies.	A I M Capital Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not to exceed 3 years.	Goldman Sachs Asset Management, L.P.

I-Net Tollkeeper	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet.	Goldman Sachs Asset Management, L.P.

Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	INVESCO Funds Group, Inc.

Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives).	INVESCO Funds Group, Inc.

Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	INVESCO Funds Group, Inc.

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Growth LT	Long-term growth of capital in a manner consistent with the preservation of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S., believed to be undervalued.	Lazard Asset Management LLC

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities, with a focus on inflation- indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P.

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth- oriented companies.	Putnam Investment Management, LLC

Aggressive Equity	Capital appreciation.	Equity securities of small and medium- sized companies.	Putnam Investment Management, LLC

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above- average growth potential.	Van Kampen

An example
You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.	Calculating unit values
When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

YOUR INVESTMENT OPTIONS

For information about timing of transactions, see Pacific Select Estate Preserver – NY basics.	Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the time of close of the New York Stock Exchange on a business day, we’ll use the value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

To calculate the unit value, we multiply the unit value from the previous business day by the net investment factor. The net investment factor for a variable account on any business day is (a) minus (b), divided by (c) where:

a = the net asset value of the variable account as of the close of the prior business day, adjusted by investment performance and any dividends or distributions paid;
b = any charges for any taxes that are, or may become, associated with the operation of the variable account; and
c = the net asset value of the variable account as of the close of the previous business day.

The net asset value of a variable account on any business day is the net asset value per share for the variable account on the business day multiplied by the number of shares in the variable account on the valuation date. The investment company in whose shares the variable account invests reports the net asset value per share and the number of shares outstanding for each variable account on each business day.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the fund prospectus.	Fees and expenses paid by the Pacific Select Fund
The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The fund is governed by its own Board of Trustees.

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About PL&A.	You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account. We have contracted with Pacific Life to manage our general account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the fixed options:

• Accumulated value allocated to the fixed options earn interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 policy years, 3.6% during policy years 11 through 20, and 3.85% during policy year 21 and thereafter.

• We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

• There are no investment risks or direct charges.

• There are limitations on when and how much you can transfer from the fixed options. These limitations are described below in Transferring among investment options.

• We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

Transferring among investment options	You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in Policy basics in your prospectus.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see Policy basics in your prospectus.	Here are some things you need to know about making transfers:

• Your policy’s accumulated value may be invested in up to 20 investment options at one time.
• Transfers are limited to 20 for the period beginning March 1, 2004 through December 31, 2004. Starting in 2005, transfers are limited to 25 for each calendar year.
• If you have used all of the above transfers, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.
• Additionally, only 2 transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap, Emerging Markets, and, if applicable to your policy, Variable Account I.

YOUR INVESTMENT OPTIONS

• For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of accumulated value from the loan account into the investment options following a loan payment is considered a transfer under these limitations. Transfers into the loan account, or transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the first year transfer program or an asset allocation program we approve are excluded from the limitation.
• There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of investment options, a reorganization of underlying portfolios or other extraordinary circumstances.
• There is no minimum amount required if you’re making transfers between variable investment options.
We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

You’ll find more about the first year transfer program later in this section.	• You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
• You can only make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer program. Such transfers are limited to:
  • $5,000 or 25% of your policy’s accumulated value in the Fixed account
  • $5,000 or 10% of your policy’s accumulated value in the Fixed LT account.

 The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months, subject to the transfer limitations described in this Section. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

• Currently, there is no charge for making a transfer but we may charge you $25 per transfer in the future. You will always be permitted at least 12 free transfers per policy year.
• There is no minimum required value for the investment option you’re transferring to or from.
• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.
• We can restrict or suspend transfers.
• We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make.

Market-timing restrictions
The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the fund and raise expenses. This in turn can have an adverse effect on portfolio performance and therefore your policy’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy.

If we, or the fund’s investment adviser, determine that your transfer patterns reflect a market timing strategy, we reserve the right, in our sole discretion and without prior notice, to take restrictive action. Such restrictions could include:

• not accepting transfer instructions from a policy owner, and

• restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium,

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

We will send you written notice if we refuse or delay your transfer request.

Transfer programs	We offer three programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

We have the right to discontinue, modify or suspend any of these transfer programs at any time.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.	Dollar cost averaging program
Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi- annual or annual anniversary, depending on the interval you’ve chosen. You must have at least $5,000 in a variable investment option to start the program. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

Because the portfolio rebalancing program matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.	Portfolio rebalancing program
As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing program or for transfers made under this program.

This program allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.	First year transfer program
Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the program when you apply for your policy. Detailed information appears in the SAI.

We do not currently charge for the first year transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.	You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.	You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.

• Each withdrawal must be at least $500, and the net cash surrender value of your policy after the withdrawal must be at least $500.

• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal, exceeds the outstanding loan amount divided by 90%.

• We’ll charge you $25 for each withdrawal you make.

• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

• If the survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your policy’s death benefit in the following ways:

• if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

• if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

If you’ve chosen death benefit Option A or Option D, a withdrawal may reduce your face amount. The face amount will be reduced by the amount if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

You’ll find more information regarding loans in the SAI.	You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver – NY basics.

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

• Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 4.1%. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

• The amount in the loan account earns interest daily at an annual rate of 3.1% during the first 10 policy years, 3.6 during policy years 11 through 20, and at least 3.85% during policy year 21 and thereafter. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

• We currently intend to credit interest on the amount in the loan account at an annual rate of 4.1% in policy year 21 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.85% on the amount in the loan account during policy year 21 and thereafter.

How much you can borrow

You can borrow up to the larger of the following amounts:

• 90% of the accumulated value, less any outstanding policy debt and less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.

• the result of a × (b ÷ c) - d where:

a	=	the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge
b	=	1.031 during the first 10 policy years, 1.036 during policy years 11 through 20, and 3.85% during policy year 21 and thereafter
c	=	1.041
d	=	any outstanding loan amount.

WITHDRAWALS, SURRENDERS AND LOANS

An example of how much you can borrow For a policy in policy year 13 with: • accumulated value of $100,000 • an outstanding loan amount of $50,000 • a most recent monthly charge of $100

The maximum amount you can borrow is $48,325.46: (a × (b ÷ c)) - d, where: a =$98,800 ($100,000 - $0 - (12 x $100)) b =1.036 c =1.041 d =$50,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. If you have already used all of the transfers available to you in a calendar year, we will transfer the loan payment to the Money Market investment option. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the Fixed account to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. For more information, please turn to Taking out a loan in Variable life insurance and your taxes.	What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

Ways to use your policy’s loan
and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.	You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks
Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Automated income option

Withdrawals and loans may reduce policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor.

For more information, see Variable life insurance and your taxes.	Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your policy is eligible after the 7th policy anniversary. To begin the program, you must have a minimum net cash surrender value of $50,000, and your policy must not qualify as a modified endowment contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO request form. If you wish to do so, contact your registered representative for an AIO request form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

You may discontinue participation in the AIO program at any time by sending a written notice to us.

Detailed information appears in the SAI.

WITHDRAWALS, SURRENDERS AND LOANS

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.	You can surrender or cash in your policy at any time while either of the insureds is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first 10 policy years, we’ll deduct a surrender charge.

• The surrender charge is assessed against your policy’s accumulated value. It has two parts: an underwriting surrender charge and a sales surrender charge. Both charges are based on the joint equal age on the policy date of the insureds, and on the initial face amount of your policy.

• We will not increase the charge if your policy’s face amount increases. If you decrease the face amount of your policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

• We guarantee the surrender charge rates will not increase.

Policy restoration If you surrender your policy and use the proceeds to purchase another policy we must receive your request to restore your policy within 60 days of delivery of your replacement.	You may request to restore a policy you surrender if at least one insured is still living. Here’s how it works:

• We must receive your request to restore the policy along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.

• If we assessed a surrender charge when you surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.

• The surrender proceeds and any refunded surrender charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.

• On the date we process your restoration request, we will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.

• If you had an outstanding loan amount when you surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.

• Once we have restored the policy, we will send you a written confirmation.

We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.

Income benefit	If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Preserver – NY policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Reduced Paid-Up Benefit	You may use the net cash surrender value of your policy to purchase fixed paid-up insurance on the lives of the insureds, or the life of the survivor, if only one person is living at the time of conversion. You may choose to do this on any policy anniversary while the policy is in force. We guarantee your right to convert your policy, and we will not require evidence of insurability.

If you convert your policy, your policy and any riders attached to it will terminate and the net cash surrender value will be transferred to our general account. Investment options are not available under the policy issued when you convert.

The net cash surrender value will be applied as a net single premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the ages and risk classifications of the insureds or, if only one person is living at the time of conversion, the age and risk classification of the survivor. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the death benefit in the case of suicide	If both insureds commit suicide, or if the survivor commits suicide, within two years of the policy date, while sane or insane, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount and any withdrawals you’ve made.

GENERAL INFORMATION ABOUT YOUR POLICY

Replacement of life insurance or annuities	The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the insureds;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application	If the age of either insured is stated incorrectly on your application, the death benefit under your policy will be the greater of the following:

• the amount of death benefit that would be purchased by the most recent cost of insurance charge for the correct age or

• the guideline minimum death benefit for the correct age.

We’ll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age.

Contesting the validity of your policy	We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to either insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.	You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive a copy of the original assignment before we’ll consider it binding.

• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Non-participating	This policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.	This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.	Definition of life insurance
We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

• You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on the person insured by the policy or certain tax requirements relating to joint survivorship life insurance policies. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Managing Pacific Select Fund in the accompanying Pacific Select Fund prospectus.	Diversification rules and ownership of the separate account
Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

The Treasury Department has announced that the diversification rules “do not provide guidance concerning the circumstances in which it will treat an investor, rather than the insurance company, as the owner of the assets in a separate account.” The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy’s proportionate share of the assets of the separate account.

The application of the investor control doctrine is subject to some uncertainty.	In the recent past, the Treasury Department has issued a proposed regulation that deals with an investor control issue and has issued two Revenue Rulings and two private letter rulings on this topic. The focus of the recent guidance has been largely on hedge funds underlying variable contracts. We believe that the life insurance contacts that we are offering comply with the requirements of current law, but it is nonetheless worth noting that the Treasury Department appears to be actively considering the scope of the investor control doctrine and may well issue further guidance in the near future. Unless and until the Treasury Department issues final regulations relating to the investor control doctrine, this particular area of the law will remain uncertain.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the fund’s portfolios will be able to operate as currently described in the prospectus, or that the fund will not have to change any portfolio’s investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy’s proportionate share of the assets of the separate account.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy exchanges fall under Section 1035(a) of the tax code.	Policy exchanges
If you exchange your policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership
You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.	Corporate owners
There are special tax issues for corporate owners:

• using your policy to fund deferred compensation arrangements for employees has special tax consequences

• corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.	The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy
When you surrender, or cash in your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal
If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan
If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.	A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and surrendering your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract
A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a Pacific Select Estate Preserver – NY policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.
Surrendering your policy If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan
If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax
If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1/2 years old

• you’re receiving an amount because you’ve become disabled

• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Distributions before a policy becomes a modified endowment contract
If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under this rider.	Split policy option rider
This rider allows a policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the policy at the time of the split.

Comparison to taxable investments	With respect to taxable investments, recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60- day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These recent tax law changes mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 2003, we had statutory assets of $1,155 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen.

General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.	Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account
Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund. We may add variable accounts that invest in other portfolios of the fund or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

ABOUT PL&A

Making changes to the separate account We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

• the effective date of the material change, or

• the date you receive the notice, whichever is later.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights	We’re the legal owner of the shares of the Pacific Select Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the fund. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the fund called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in that separate account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

ABOUT PL&A

Distribution arrangements	Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other PL&A affiliates) that solicit applications for the policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the policies.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the policies by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the policies.

The compensation described in this section and in the SAI, and other compensation or benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the policy. Please refer to the SAI for additional information on distribution arrangements.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

• Illustrations based on information you give us about the age of the people to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

• Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.	We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy	If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

Audits of premiums/loans	You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change	If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $100 per insured at the time you request us to change your risk classification. If your policy was issued on or before April 30, 2004, we will charge you a fee of $50 at the time you request us to change your risk classification.

State regulation	We’re subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters	The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under Arizona law, and the validity of the forms of the policies under Arizona law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement	We’ve filed a registration statement with the SEC for Pacific Select Estate Preserver – NY, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements	The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, are contained in the SAI.

The statements of financial condition for PL&A as of December 31, 2003 and 2002 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003, are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-888-595-6997.

In this prospectus, you and your mean the policy holder or owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. The fund refers to Pacific Select Fund. Policy means a Pacific Select Estate Preserver – NY variable life insurance policy, unless we state otherwise.	Accumulated value
Accumulation units
Age
Allocation
Assignment
Beneficiary
Business day
Cash surrender value
Contingent beneficiary
Cost of insurance rate
Death benefit
Death benefit factor
Death benefit percentage
Face amount
Fixed account
Fixed LT account
Fixed options
General account
Guideline minimum death benefit
Illustration
In force
Income benefit
Insured
Joint equal age
Joint owners	26 33 10 23 45 10 14 42 10 27 16 17 17 16 35 35 35 51 17 54 9 43 9 17 9	Lapse
Loan account
Modified endowment contract
Monthly payment date
Net amount at risk
Net cash surrender value
Net investment factor
Net premium
Outstanding loan amount
Planned periodic premium
Policy anniversary
Policy date
Policy year
Portfolio
Proper form
Reinstatement
Riders
Separate account
Seven-pay limit
Survivor
Tax code
Unit value
Variable account
Variable investment option	29 39 49 11 18 42 34 23 39 21 11 11 11 31 14 29 20 51 49 9 46 33 31 31

APPENDIX A – JOINT EQUAL AGE

An example

This example assumes a male smoker who is age 65 and a female nonsmoker who is age 55.

Here’s how we calculate the joint equal age.

Step 1

Subtract 0 from the male age of 65. For the female, subtract 5 from age 55.

Adjusted ages after Step 1:
• Male 65
• Female 50

Step 2

Subtract 50 from 65. The difference is 15. The add-on factor for 15 is 6 in the table.

Step 3

Add 6, the add-on factor to 50, the younger adjusted ager.

The joint equal age is 56.	Joint equal age is a calculation that combines the ages and insurance risks of two people insured by a policy. It changes many possible combinations of ages, risk classes, and genders for the insureds into a two life status. With joint equal age, we assume that both people have the same age, gender (both always male), and risk class (both smoker or both nonsmoker).

How we use joint equal age
Using the joint equal age of the insureds eliminates many of the tables needed when age rates are used. We use the joint equal age for calculating the following:
  • certain policy charges. We use joint equal age to determine the rates per $1000 of initial face amount for the sales surrender target and underwriting surrender charge.
  • the death benefit under Option D.

How we calculate joint equal age
Here are the three steps we use to calculate joint equal age. We start with the actual ages of the insureds on the policy date.

Step 1 Adjust ages for gender

We subtract years from the age of each insured, based on gender. The table below shows how we make the adjustment.

Gender	Subtract from adjusted age (years)

Female	5
Male	0
Unisex	1

Step 2 Determine the add-on factor

We subtract the younger adjusted age from the older adjusted age. We find the difference between the two in the table below and go across the row to determine the add-on factor.

Difference in adjusted age (years)	Add-on factor (years)	Difference in adjusted age (years)	Add-on factor (years)

0	0	40-44	12
1-2	1	45-47	13
3-4	2	48-50	14
5-6	3	51-53	15
7-9	4	54-56	16
10-12	5	57-60	17
13-15	6	61-64	18
16-18	7	65-69	19
19-23	8	70-75	20
24-28	9	76-82	21
29-34	10	83-91	22
35-39	11	92-100	23

Step 3 Calculate joint equal age We add the add-on factor to the younger adjusted age (from Step 1). The sum is the joint equal age.

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APPENDIX B – RATES PER $1,000 OF INITIAL FACE AMOUNT

			Face amount				Face amount
Joint	Sales	Underwriting	component	Joint	Sales	Underwriting	component
equal	surrender	surrender	of M & E	equal	surrender	surrender	of M & E
age	target[1]	charge	risk charge[2]	age	target[1]	charge	risk charge[2]

15	3.98	2.0	0.098	51	13.20	5.3	0.159
16	4.05	2.1	0.098	52	13.98	5.4	0.163
17	4.13	2.1	0.099	53	14.82	5.5	0.167
18	4.30	2.2	0.100	54	16.00	5.8	0.172
19	4.27	2.3	0.100	55	17.07	6.1	0.176
20	4.34	2.3	0.101	56	18.42	6.4	0.182
21	4.52	2.4	0.102	57	19.77	6.7	0.187
22	4.60	2.4	0.103	58	21.33	7.0	0.193
23	4.68	2.5	0.104	59	22.92	7.3	0.200
24	4.76	2.6	0.105	60	24.60	7.6	0.207
25	4.84	2.7	0.106	61	26.29	7.9	0.214
26	4.93	2.8	0.107	62	28.18	8.2	0.222
27	5.02	2.9	0.108	63	30.17	8.5	0.231
28	5.11	3.0	0.109	64	32.83	8.9	0.240
29	5.18	3.1	0.110	65	35.66	9.3	0.250
30	5.26	3.2	0.111	66	38.42	9.7	0.261
31	5.34	3.3	0.112	67	41.48	10.1	0.273
32	5.42	3.4	0.114	68	44.75	10.5	0.286
33	5.51	3.5	0.115	69	48.08	10.9	0.300
34	5.84	3.6	0.117	70	50.94	11.3	0.316
35	5.98	3.7	0.118	71	54.60	11.7	0.332
36	6.33	3.8	0.120	72	56.78	12.1	0.350
37	6.60	3.9	0.122	73	60.34	12.5	0.370
38	6.78	4.0	0.123	74	65.37	12.9	0.391
39	7.17	4.1	0.125	75	68.95	13.3	0.414
40	7.58	4.2	0.127	76	70.86	13.7	0.440
41	8.02	4.3	01.29	77	72.68	14.1	0.467
42	8.58	4.4	0.132	78	74.86	14.5	0.498
43	9.08	4.5	0.134	79	77.34	14.9	0.531
44	9.52	4.6	0.137	80	79.33	15.3	0.567
45	9.77	4.7	0.139	81	76.61	15.7	0.553
46	10.14	4.8	0.142	82	78.74	16.1	0.584
47	10.62	4.9	0.145	83	77.90	16.5	0.599
48	11.02	5.0	0.148	84	80.62	16.9	0.614
49	11.57	5.1	0.151	85	82.10	17.3	0.640
50	12.36	5.2	0.155

[1]	Maximum sales surrender target for the joint equal age. The sales surrender target charged may be less and will depend upon the individual ages and the sex of the insureds.

[2]	Maximum face amount component of the M&E risk charge for the joint equal age. The face amount component of the M&E risk charge may be less and will depend upon the individual ages and the sex of the insureds.

B-1

APPENDIX C – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

C-1

APPENDIX D – DEATH BENEFIT FACTOR TABLE

________________________________________________________________________________

Rate per $1.00 of Face Amount

Joint
equal
age		Policy years*

	5	10	15	20	25	30	35	40	45	50	55	60	65	70	75+

15	1.000	1.000	1.000	1.001	1.002	1.005	1.010	1.022	1.048	1.102	1.210	1.415	1.702	1.957	2.000
20	1.000	1.000	1.001	1.002	1.004	1.009	1.021	1.046	1.100	1.207	1.411	1.700	1.957	2.000	2.000
25	1.000	1.000	1.001	1.003	1.008	1.019	1.044	1.097	1.204	1.408	1.697	1.956	2.000	2.000	2.000
30	1.000	1.001	1.003	1.007	1.018	1.042	1.094	1.200	1.404	1.694	1.955	2.000	2.000	2.000	2.000
35	1.000	1.002	1.006	1.016	1.039	1.091	1.197	1.400	1.692	1.954	2.000	2.000	2.000	2.000	2.000
40	1.001	1.005	1.014	1.036	1.087	1.192	1.395	1.688	1.953	2.000	2.000	2.000	2.000	2.000	2.000
45	1.002	1.011	1.032	1.081	1.185	1.388	1.682	1.952	2.000	2.000	2.000	2.000	2.000	2.000	2.000
50	1.006	1.025	1.072	1.174	1.376	1.674	1.949	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
55	1.015	1.058	1.157	1.358	1.660	1.945	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
60	1.035	1.128	1.327	1.636	1.936	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
65	1.079	1.274	1.595	1.920	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
70	1.175	1.519	1.891	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
75	1.357	1.822	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
80	1.620	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
85	1.894	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
90	1.969	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
95	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000
99	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000	2.000

*	Factors are portrayed for both joint equal ages and policy anniversaries, at five year intervals. See your policy for one year increments in death benefit factors.

D-1

PACIFIC SELECT

ESTATE PRESERVER – NY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver – NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.	You’ll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2004. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we’ll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy’s death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us	Pacific Life & Annuity Company Client Services Department 700 Newport Center Drive P.O. Box 6530 Newport Beach, California 92658-6530 1-888-595-6997 7 a.m. through 5 p.m. Pacific time

How to contact the SEC	You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

SEC file numbers 811-09389

              333-62446

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

PACIFIC SELECT ESTATE PRESERVER – NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver – NY is a last survivor variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2004, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life & Annuity Company

P.O. Box 6530
Newport Beach, CA 92658-6530

1-888-595-6997

i

MORE ON THE OPTIONAL RIDERS

There are three optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Last survivor added protection benefit rider

Provides term insurance on the insureds and is renewable annually until the policy terminates. The rider may be purchased at policy issue or any time the policy is in force, subject to evidence of insurability. The rider is available for insureds age 20 through 79 at the time of rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The rider is payable on the death of the survivor, and modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. If you choose Option D for your base policy to determine the death benefit, the face amount under this rider will be added to the base policy face amount, and the sum of this coverage will be multiplied by the death benefit factor for the current policy year as shown in the policy specifications pages.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. We may deduct an administrative charge not to exceed $200 from your policy’s accumulated value on the effective date of any unscheduled increase. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Last survivor added protection benefit rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy, or upon the survivor’s death.

Individual annual renewable term rider

Provides term insurance on either insured or individually on both insureds and is renewable annually until the policy terminates. The death benefit is payable at the death of the insured covered by the rider. The rider is available for insureds age 20 through 79 at the time of rider issue. You may purchase the rider at policy issue or any time the policy is in force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your policy specifications pages. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the age and risk class of the insured under this rider on the effective date of the increase. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider.

1

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy. In addition, coverage under this rider on any individual insured will terminate on the earlier of the death of that individual insured, or the date that individual insured reaches age 80.

Policy split option rider

Allows the policy to be split into two individual policies subject to satisfactory evidence of insurability on each insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee will be deducted from the original policy’s accumulated value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this rider.

The original policy’s accumulated value, policy debt and cash surrender value are split in proportion to the face amount. We waive the surrender charge on your original policy.

The rider will terminate on the earliest of your written request, the date of the first death of the two insureds, on lapse or termination of the policy, when the older of the two insureds reaches age 80, or upon exercise of this rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

The total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

2

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount at risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both insureds.

TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.

•	You must have at least $5,000 in a variable investment option to start the program.

•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.

3

•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the program works:

•	You enroll in the program when you apply for your policy.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.
•	If you sign up for this program, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the program.
•	If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer program or for transfers made under this program.

WITHDRAWAL FEATURES

Automated income option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your face amount or change your policy’s death benefit option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your policy’s investment options in proportion to the accumulated value in each option.

Upon our receipt of your AIO request form, we will run a hypothetical illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the illustration to test your policy for the minimum net cash surrender value requirement. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration,

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and will also confirm your policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an illustration after each policy anniversary. The illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest. There is no charge for illustrations we run in connection with the AIO program. They do not count toward your one free illustration per year.

We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your policy’s actual performance, and perhaps your use of the policy’s options are likely to vary from the assumptions used in the illustrations. Changes in your policy’s investment option allocations can impact your future values and income you receive. Your policy may also be susceptible to lapse.

You are responsible to monitor your policy’s accumulated value to ensure your policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How we calculate the surrender charge

If you surrender your policy, a surrender charge may be assessed against your policy’s accumulated value. Both charges are based on the joint equal age of the insureds, and on the initial face amount of your policy.

We will not increase the charge if your policy’s face amount increases. If you decrease the face amount of your policy, we’ll charge you a surrender charge that’s calculated based on the amount of the decrease.

Underwriting surrender charge

The amount of the underwriting surrender charge does not change during the first policy year. Starting on the first policy anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 policy years. If your increase your policy’s face amount, each increase has a surrender charge based on the amount of the increase.

The most we will assess for the underwriting surrender charge on any surrendered policy is $17.30 per $1,000 of face amount.

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Sales surrender charge

The sales surrender charge helps pay for our costs of distributing policies. During the first policy year, this charge is equal to the smaller of the following amounts:

•	70% of the premium payments you’ve made, or
•	70% of the sales surrender target, which is based on the joint equal age of the insureds for each $1,000 of the policy’s initial face amount.

The sales surrender charge increases until the premiums you pay reach the sales surrender target. In the 13th month you own your policy, we reduce the sales surrender charge so that it is 99.0741% of the charge as calculated above. After that, we reduce it by 0.9259% a month until it reaches zero at the end of 10 policy years.

An example

For a policy:

•	that insures a male non-smoker age 56 and a female non-smoker, age 53 when the policy is issued
•	with an initial face amount of $2,000,000

	Underwriting surrender charge	Maximum sales surrender charge

First policy year	$10,800.00 (($2,000,000 ÷ $1,000) × 5.40)	$19,152.00 (70% × 13.68 × ($2,000,000 ÷ $1,000))

End of third policy year	$8,400.07 ($10,800.00 - ($10,800.00 × .9259% × 24 months))	$14,896.12 ($19,152.00 - ($19,152.00 × .9259% × 24 months))

Please refer to your policy and any supplemental schedule of benefits for surrender charges. Sample rates for the underwriting surrender charge and sales surrender targets appear in the prospectus as Appendix B.

Calculating the surrender charge on a decrease in face amount

Here’s how we calculate the surrender charge on a decrease in face amount:

•	Step 1: we divide the amount of the decrease by your policy’s face amount immediately before the decrease
•	Step 2: we multiply the amount we calculated in step 1 by the total surrender charge that would apply if you surrendered your policy.

We deduct the amount we calculated in step 2 from your investment options in proportion to the accumulated value you have in each option.

We calculate any surrender charge after a decrease in face amount by dividing the new face amount by the old face amount, and multiplying the result by the surrender charge that would have applied before the decrease.

Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C, your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you add to your base policy a Last survivor added protection benefit rider and/or Individual annual renewable term rider, and/or increase the face amount of such a rider, we do not change the above allocations. To determine the cost of insurance charge on each of these coverage segments, we discount the total death benefit for all coverage segments that would have been payable at the beginning of the policy month and

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subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the total discounted net amount at risk for all coverage segments. We then prorate the net amount at risk for each coverage segment in the same proportion that the face amount of each coverage segment bears to the total face amount for all coverage segments. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment.

MORE ON PL&A AND THE POLICIES

How we’re organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How policies are administered

Pacific Life Insurance Company administers the policies sold under this prospectus. At the end of 2003, Pacific Life had $135 billion of individual life insurance and total admitted assets of approximately $51.3 billion.

Pacific Life’s principal office is at 700 Newport Center Drive, Newport Beach, CA 92660

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2003 and 2002, was $9,315.29 and $33,684.21 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	63% of premiums paid up to the first target premium in the first policy year

•	3% of premiums paid up to the first target premium after the first policy year

•	3% of the premiums paid under targets 2-10

•	2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose, the age of the insured on the policy date, and the gender (unless unisex rates are required) and risk class of the insured. A policy’s target premium will usually be less than, but generally does not exceed 100% of, the policy’s guideline level premiums for policies with the guideline premium test. Target premiums for policies with the cash value accumulation test are based on a comparable policy with the guideline premium test. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline annual premium and the guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may

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present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 36% of premiums paid in the first policy year up to the first target premium, but total commissions, expense allowances and any additional cash compensation not exceed 99% of premiums paid. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

In addition, Pacific Select Fund has adopted a brokerage enhancement plan as described in the Pacific Select Fund prospectus. This plan was adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, and may be considered a distribution plan because it uses a fund asset — brokerage — to help promote distribution of the Fund’s shares indirectly through promotion of the policies. The credits or other compensation created under the brokerage enhancement plan may be used to pay for, among other things, all or part of the expenses related to: (i) disseminating sales prospectuses and/or literature about the Fund or the policies to prospective clients; (ii) broker/dealers conducting due diligence on the Fund or the variable life insurance policies; (iii) PSD participating in or sponsoring seminars, sales meetings, conferences, and other events held by the broker-dealer; or (iv) placing the Fund or the policies on a list of eligible funds or variable life insurance policies that may be offered by that broker-dealer’s registered representatives. In 2003, principal types of activities for which payments were made under the Plan included items in (i), (ii) and (iii) above. For additional information, please see the Pacific Select Fund prospectus.

We directly or indirectly own interests in a number of broker-dealers that offer this policy among others. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

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Our affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group.

The separate account

The separate account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

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•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of  365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

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Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)] - 1

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:
	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.

These are followed by the statements of financial condition of PL&A as of December 31, 2003 and 2002 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for PL&A and the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The statements of financial condition of PL&A as of December 31, 2003 and 2002 and the statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31,

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2003 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Pacific Life & Annuity Company:

     We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) (comprised of Blue Chip, Aggressive Growth, Diversified Research, Small-Cap Equity, International Large-Cap, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Equity Index, Small-Cap Index, Multi-Strategy, Main Street Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Variable Accounts, collectively, the “Variable Accounts”) as of December 31, 2003, the related statements of operations for the year then ended (as to the Short Duration Bond and Small-Cap Value Variable Accounts, for each of the periods from commencement of operations through December 31, 2003), the statements of changes in net assets for each of the two years in the period then ended (as to the Equity Income Variable Account, for the year ended December 31, 2003, and for the period from commencement of operations through December 31, 2002, and as to the Short Duration Bond and Small-Cap Value Variable Accounts, for each of the periods from commencement of operations through December 31, 2003), and the financial highlights for each of three years in the period then ended (as to the Blue Chip, Aggressive Growth, Short Duration Bond, Financial Services, Health Sciences, Technology, Focused 30, Capital Opportunities, Small-Cap Value, Equity Income, Comstock, and Mid-Cap Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2003). These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2003, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 24, 2004

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

	Blue	Aggressive	Diversified	Small-Cap	International	Short	I-Net	Financial
	Chip	Growth	Research	Equity	Large-Cap	Duration Bond	TollkeeperSM	Services
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Blue Chip Portfolio	$687,606
Aggressive Growth Portfolio		$63,502
Diversified Research Portfolio			$77,686
Small-Cap Equity Portfolio				$179,419
International Large-Cap Portfolio					$363,992
Short Duration Bond Portfolio						$196,106
I-Net TollkeeperSM Portfolio							$27,181
Financial Services Portfolio								$418,347
Receivables:
Due from Pacific Life & Annuity Company	444	112	1,631	233	25,367	103	—	140
Other	—	—	1	—	—	—	—	—

Total Assets	688,050	63,614	79,318	179,652	389,359	196,209	27,181	418,487

LIABILITIES
Payables:
Fund shares purchased	444	112	1,631	233	25,367	103	—	140

Total Liabilities	444	112	1,631	233	25,367	103	—	140

NET ASSETS	$687,606	$63,502	$77,687	$179,419	$363,992	$196,106	$27,181	$418,347

Shares Owned in each Portfolio	91,316	8,046	7,292	9,678	54,368	19,757	6,895	41,439

Cost of Investments	$579,393	$51,542	$64,235	$137,731	$289,259	$196,821	$22,449	$341,649

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2003

	Health		Growth	Focused	Mid-Cap	International	Capital	Equity
	Sciences	Technology	LT	30	Value	Value	Opportunities	Index
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Health Sciences Portfolio	$212,142
Technology Portfolio		$82,486
Growth LT Portfolio			$303,375
Focused 30 Portfolio				$106,858
Mid-Cap Value Portfolio					$857,322
International Value Portfolio						$585,933
Capital Opportunities Portfolio							$72,567
Equity Index Portfolio								$502,603
Receivables:
Due from Pacific Life & Annuity Company	307	23,707	97	1	193	401	119	492
Other	—	—	—	—	—	—	—	1

Total Assets	212,449	106,193	303,472	106,859	857,515	586,334	72,686	503,096

LIABILITIES
Payables:
Fund shares purchased	307	23,707	97	1	193	401	119	492
Other	—	—	—	—	1	—	—	—

Total Liabilities	307	23,707	97	1	194	401	119	492

NET ASSETS	$212,142	$82,486	$303,375	$106,858	$857,321	$585,933	$72,567	$502,604

Shares Owned in each Portfolio	23,443	18,254	17,312	14,970	58,583	45,362	9,291	18,997

Cost of Investments	$175,247	$69,863	$245,703	$78,728	$701,544	$475,694	$61,146	$447,392

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2003

	Small-Cap	Multi-	Main	Emerging	Inflation	Managed	Small-Cap	Money
	Index	Strategy	Street® Core	Markets	Managed	Bond	Value	Market
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account (1)	Account	Account	Account	Account	Account

ASSETS
Investments:
Small-Cap Index Portfolio	$269,678
Multi-Strategy Portfolio		$205,370
Main Street® Core Portfolio (1)			$467,262
Emerging Markets Portfolio				$531,553
Inflation Managed Portfolio					$793,167
Managed Bond Portfolio						$714,951
Small-Cap Value Portfolio							$74,278
Money Market Portfolio								$3,223,889
Receivables:
Due from Pacific Life & Annuity Company	60	—	4	30	98	248	58	—
Fund shares redeemed	—	30	—	—	—	—	—	277
Other	—	—	1	—	—	—	—	2

Total Assets	269,738	205,400	467,267	531,583	793,265	715,199	74,336	3,224,168

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	30	—	—	—	—	—	277
Fund shares purchased	60	—	4	30	98	248	58	—

Total Liabilities	60	30	4	30	98	248	58	277

NET ASSETS	$269,678	$205,370	$467,263	$531,553	$793,167	$714,951	$74,278	$3,223,891

Shares Owned in each Portfolio	22,952	13,548	24,935	53,687	64,920	64,063	5,896	319,616

Cost of Investments	$208,466	$183,037	$402,503	$337,681	$754,897	$716,195	$62,448	$3,225,125

(1) Formerly named Large-Cap Core Variable Account and Large-Cap Core Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2003

	High Yield	Equity		Aggressive	Large-Cap		Real	Mid-Cap
	Bond	Income	Equity	Equity	Value	Comstock	Estate	Growth
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account (1)	Account	Account

ASSETS
Investments:
High Yield Bond Portfolio	$328,401
Equity Income Portfolio		$69,493
Equity Portfolio			$42,097
Aggressive Equity Portfolio				$89,146
Large-Cap Value Portfolio					$554,660
Comstock Portfolio (1)						$105,565
Real Estate Portfolio							$576,270
Mid-Cap Growth Portfolio								$84,129
Receivables:
Due from Pacific Life & Annuity Company	—	—	477	49	885	118	77	85
Fund shares redeemed	23	96	—	—	—	—	—	—
Other	—	—	—	1	—	—	—	—

Total Assets	328,424	69,589	42,574	89,196	555,545	105,683	576,347	84,214

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	23	96	—	—	—	—	—	—
Fund shares purchased	—	—	477	49	885	118	77	85

Total Liabilities	23	96	477	49	885	118	77	85

NET ASSETS	$328,401	$69,493	$42,097	$89,147	$554,660	$105,565	$576,270	$84,129

Shares Owned in each Portfolio	46,769	6,496	2,417	9,789	47,740	11,849	36,348	15,002

Cost of Investments	$304,131	$57,633	$37,108	$72,438	$462,202	$88,021	$462,650	$66,820

(1) Formerly named Strategic Value Variable Account and Strategic Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

	Blue	Aggressive	Diversified	Small-Cap	International	Short	I-Net	Financial
	Chip	Growth	Research	Equity	Large-Cap	Duration Bond	Tollkeeper	Services
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account (1)	Account	Account

INVESTMENT INCOME
Dividends	$1,414	$—	$228	$713	$3,095	$2,856	$—	$2,705

Net Investment Income	1,414	—	228	713	3,095	2,856	—	2,705

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(12,292)	(3,078)	(720)	(8,970)	8,681	(703)	(2,171)	(1,552)
Change in net unrealized appreciation (depreciation) on investments	126,101	15,573	14,567	57,308	72,342	(716)	9,744	78,658

Net Gain (Loss) on Investments	113,809	12,495	13,847	48,338	81,023	(1,419)	7,573	77,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,223	$12,495	$14,075	$49,051	$84,118	$1,437	$7,573	$79,811

(1) Operations commenced during 2003 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2003

	Health		Growth	Focused	Mid-Cap	International	Capital	Equity
	Sciences	Technology	LT	30	Value	Value	Opportunities	Index
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$3,986	$8,362	$250	$6,780

Net Investment Income	—	—	—	—	3,986	8,362	250	6,780

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(2,068)	(2,667)	(27,101)	277	(12,247)	15,390	(1,572)	(48,733)
Change in net unrealized appreciation on investments	43,633	18,445	107,021	29,190	183,457	101,635	15,585	147,254

Net Gain on Investments	41,565	15,778	79,920	29,467	171,210	117,025	14,013	98,521

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,565	$15,778	$79,920	$29,467	$175,196	$125,387	$14,263	$105,301

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2003

	Small-Cap	Multi-	Main	Emerging	Inflation	Managed	Small-Cap	Money
	Index	Strategy	Street Core	Markets	Managed	Bond	Value	Market
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account (1)	Account	Account	Account	Account (2)	Account

INVESTMENT INCOME
Dividends	$1,324	$2,895	$4,127	$4,286	$20,089	$58,926	$558	$13,152

Net Investment Income	1,324	2,895	4,127	4,286	20,089	58,926	558	13,152

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(3,274)	(1,975)	(46,482)	1,951	(2,259)	1,816	2,214	320
Change in net unrealized appreciation (depreciation) on investments	80,720	33,135	134,196	192,428	11,432	(23,943)	11,829	(1,059)

Net Gain (Loss) on Investments	77,446	31,160	87,714	194,379	9,173	(22,127)	14,043	(739)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,770	$34,055	$91,841	$198,665	$29,262	$36,799	$14,601	$12,413

(1)	Formerly named Large-Cap Core Variable Account

(2)	Operations commenced during 2003 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2003

	High Yield	Equity		Aggressive	Large-Cap		Real	Mid-Cap
	Bond	Income	Equity	Equity	Value	Comstock	Estate	Growth
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account (1)	Account	Account

INVESTMENT INCOME
Dividends	$25,061	$777	$140	$391	$5,627	$627	$24,974	$—

Net Investment Income	25,061	777	140	391	5,627	627	24,974	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	7,751	(886)	(2,271)	(3,737)	(5,345)	(620)	(4,271)	(5,245)
Change in net unrealized appreciation on investments	25,737	13,402	10,001	25,097	107,375	18,709	120,260	24,119

Net Gain on Investments	33,488	12,516	7,730	21,360	102,030	18,089	115,989	18,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,549	$13,293	$7,870	$21,751	$107,657	$18,716	$140,963	$18,874

(1)	Formerly named Strategic Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip		Aggressive Growth		Diversified Research		Small-Cap Equity
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,414	$146	$—	$—	$228	$78	$713	$574
Net realized loss from security transactions	(12,292)	(12,194)	(3,078)	(5,267)	(720)	(3,197)	(8,970)	(13,085)
Change in net unrealized appreciation (depreciation) on investments	126,101	(17,989)	15,573	(4,810)	14,567	(2,808)	57,308	(17,866)

Net Increase (Decrease) in Net Assets
Resulting from Operations	115,223	(30,037)	12,495	(10,077)	14,075	(5,927)	49,051	(30,377)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	268,625	62,944	26,898	18,369	9,549	8,112	75,234	34,821
Transfers between variable accounts, net	256,142	73,727	946	12,731	43,144	15,918	(4,318)	61,334
Transfers—policy charges and deductions	(72,937)	(26,960)	(15,405)	(11,227)	(9,331)	(6,995)	(32,548)	(24,385)
Transfers—surrenders	(5,646)	(115)	(321)	—	(4,887)	—	(175)	(216)
Transfers—other	(2,779)	(809)	(299)	98	(2,504)	(839)	(633)	(131)

Net Increase in Net Assets
Derived from Policy Transactions	443,405	108,787	11,819	19,971	35,971	16,196	37,560	71,423

NET INCREASE IN NET ASSETS	558,628	78,750	24,314	9,894	50,046	10,269	86,611	41,046

NET ASSETS
Beginning of Year	128,978	50,228	39,188	29,294	27,641	17,372	92,808	51,762

End of Year	$687,606	$128,978	$63,502	$39,188	$77,687	$27,641	$179,419	$92,808

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	International Large-Cap		Short Duration Bond	I-Net Tollkeeper		Financial Services
	Variable Account		Variable Account (1)	Variable Account		Variable Account
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,095	$1,409	$2,856	$—	$—	$2,705	$64
Net realized gain (loss) from security transactions	8,681	(1,750)	(703)	(2,171)	(8,415)	(1,552)	(3,433)
Change in net unrealized appreciation (depreciation) on investments	72,342	2,068	(716)	9,744	(1,195)	78,658	(2,350)

Net Increase (Decrease) in Net Assets Resulting from Operations	84,118	1,727	1,437	7,573	(9,610)	79,811	(5,719)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	68,820	39,705	19,751	7,801	8,943	182,072	13,818
Transfers between variable accounts, net	153,482	31,198	220,843	1,299	155	173,564	10,973
Transfers—policy charges and deductions	(35,397)	(24,028)	(11,182)	(6,112)	(5,692)	(35,469)	(6,483)
Transfers—surrenders	(1,683)	(192)	—	—	—	(4,489)	—
Transfers—other	(37,858)	(918)	(34,743)	54	118	(587)	(393)

Net Increase in Net Assets Derived from Policy Transactions	147,364	45,765	194,669	3,042	3,524	315,091	17,915

NET INCREASE (DECREASE) IN NET ASSETS	231,482	47,492	196,106	10,615	(6,086)	394,902	12,196

NET ASSETS
Beginning of Year	132,510	85,018	—	16,566	22,652	23,445	11,249

End of Year	$363,992	$132,510	$196,106	$27,181	$16,566	$418,347	$23,445

(1) Operations commenced during 2003 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Health Sciences		Technology		Growth LT		Focused 30
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$1,789	$—	$9
Net realized gain (loss) from security transactions	(2,068)	(5,634)	(2,667)	(11,637)	(27,101)	(29,310)	277	(739)
Change in net unrealized appreciation (depreciation) on investments	43,633	(7,196)	18,445	(9,074)	107,021	(31,638)	29,190	(1,080)

Net Increase (Decrease) in Net Assets Resulting from Operations	41,565	(12,830)	15,778	(20,711)	79,920	(59,159)	29,467	(1,810)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	87,111	106,421	27,174	22,337	109,172	85,115	41,728	6,554
Transfers between variable accounts, net	2,965	35,641	30,844	11,246	25,523	69,875	52,585	7,404
Transfers—policy charges and deductions	(38,793)	(21,763)	(13,095)	(10,644)	(97,750)	(36,965)	(25,372)	(3,818)
Transfers—surrenders	(1,952)	—	(225)	(58)	(1,134)	(245)	—	—
Transfers—other	(843)	(604)	(7,226)	(307)	(876)	(4)	(91)	—

Net Increase in Net Assets Derived from Policy Transactions	48,488	119,695	37,472	22,574	34,935	117,776	68,850	10,140

NET INCREASE IN NET ASSETS	90,053	106,865	53,250	1,863	114,855	58,617	98,317	8,330

NET ASSETS
Beginning of Year	122,089	15,224	29,236	27,373	188,520	129,903	8,541	211

End of Year	$212,142	$122,089	$82,486	$29,236	$303,375	$188,520	$106,858	$8,541

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid-Cap Value		International Value		Capital Opportunities		Equity Index
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,986	$11,857	$8,362	$2,298	$250	$101	$6,780	$22,179
Net realized gain (loss) from security transactions	(12,247)	(14,567)	15,390	(25,913)	(1,572)	(3,120)	(48,733)	(13,704)
Change in net unrealized appreciation (depreciation) on investments	183,457	(35,239)	101,635	10,320	15,585	(6,574)	147,254	(87,766)

Net Increase (Decrease) in Net Assets Resulting from Operations	175,196	(37,949)	125,387	(13,295)	14,263	(9,593)	105,301	(79,291)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	288,747	79,320	69,962	38,537	18,139	13,238	83,930	45,518
Transfers between variable accounts, net	258,662	161,454	251,645	94,456	1,986	24,720	30,954	264,266
Transfers—policy charges and deductions	(95,050)	(51,125)	(40,779)	(23,514)	(9,455)	(7,062)	(51,551)	(38,567)
Transfers—surrenders	(6,661)	(119)	(962)	(21)	(3,622)	—	(254)	(135)
Transfers—other	(3,435)	(1,799)	(36,738)	1,317	(327)	32	(56,652)	(4,587)

Net Increase in Net Assets Derived from Policy Transactions	442,263	187,731	243,128	110,775	6,721	30,928	6,427	266,495

NET INCREASE IN NET ASSETS	617,459	149,782	368,515	97,480	20,984	21,335	111,728	187,204

NET ASSETS
Beginning of Year	239,862	90,080	217,418	119,938	51,583	30,248	390,876	203,672

End of Year	$857,321	$239,862	$585,933	$217,418	$72,567	$51,583	$502,604	$390,876

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small-Cap Index		Multi-Strategy		Main Street Core		Emerging Markets
	Variable Account		Variable Account		Variable Account (1)		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,324	$846	$2,895	$2,820	$4,127	$2,578	$4,286	$84
Net realized gain (loss) from security transactions	(3,274)	(3,952)	(1,975)	(2,535)	(46,482)	(8,391)	1,951	(402)
Change in net unrealized appreciation (depreciation) on investments	80,720	(19,390)	33,135	(11,359)	134,196	(75,300)	192,428	(273)

Net Increase (Decrease) in Net Assets Resulting from Operations	78,770	(22,496)	34,055	(11,074)	91,841	(81,113)	198,665	(591)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	55,179	35,776	83,569	41,242	60,075	39,507	177,306	7,426
Transfers between variable accounts, net	91,121	109,884	14,403	52,745	42,509	269,552	189,756	757
Transfers—policy charges and deductions	(33,162)	(23,094)	(26,962)	(19,060)	(42,581)	(27,711)	(36,488)	(5,200)
Transfers—surrenders	—	—	(505)	—	(1,157)	—	(4,198)	—
Transfers—other	(38,105)	(2,201)	(2,790)	(448)	(14,763)	(3,678)	(15,403)	1

Net Increase in Net Assets Derived from Policy Transactions	75,033	120,365	67,715	74,479	44,083	277,670	310,973	2,984

NET INCREASE IN NET ASSETS	153,803	97,869	101,770	63,405	135,924	196,557	509,638	2,393

NET ASSETS
Beginning of Year	115,875	18,006	103,600	40,195	331,339	134,782	21,915	19,522

End of Year	$269,678	$115,875	$205,370	$103,600	$467,263	$331,339	$531,553	$21,915

(1) Formerly named Large-Cap Core Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Inflation Managed		Managed Bond		Small-Cap Value	Money Market
	Variable Account		Variable Account		Variable Account (1)	Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,089	$5,615	$58,926	$22,251	$558	$13,152	$20,229
Net realized gain (loss) from security transactions	(2,259)	(1,301)	1,816	373	2,214	320	(910)
Change in net unrealized appreciation (depreciation) on investments	11,432	27,274	(23,943)	23,214	11,829	(1,059)	507

Net Increase in Net Assets Resulting from Operations	29,262	31,588	36,799	45,838	14,601	12,413	19,826

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	222,085	682,490	206,349	82,859	7,271	5,024,753	4,384,398
Transfers between variable accounts, net	244,460	140,037	107,155	369,024	94,360	(3,238,179)	(3,024,821)
Transfers—policy charges and deductions	(104,672)	(45,641)	(91,341)	(56,987)	(4,659)	(291,238)	(432,527)
Transfers—surrenders	(3,775)	(25)	(117,522)	(123)	—	(8,163)	(13)
Transfers—other	(33,250)	(442,878)	(11,177)	(2,313)	(37,295)	(3,024)	(407,459)

Net Increase in Net Assets Derived from Policy Transactions	324,848	333,983	93,464	392,460	59,677	1,484,149	519,578

NET INCREASE IN NET ASSETS	354,110	365,571	130,263	438,298	74,278	1,496,562	539,404

NET ASSETS
Beginning of Year	439,057	73,486	584,688	146,390	—	1,727,329	1,187,925

End of Year	$793,167	$439,057	$714,951	$584,688	$74,278	$3,223,891	$1,727,329

(1) Operations commenced during 2003 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	High Yield Bond		Equity Income		Equity		Aggressive Equity
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002	2003	2002
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$25,061	$8,223	$777	$125	$140	$103	$391	$—
Net realized gain (loss) from security transactions	7,751	(5,077)	(886)	(301)	(2,271)	(2,504)	(3,737)	(4,549)
Change in net unrealized appreciation (depreciation) on investments	25,737	(299)	13,402	(1,542)	10,001	(4,999)	25,097	(9,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	58,549	2,847	13,293	(1,718)	7,870	(7,400)	21,751	(13,986)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	226,419	104,824	36,368	6,869	18,201	14,730	40,470	35,137
Transfers between variable accounts, net	(99,238)	177,579	14,713	12,724	(1,664)	5,772	5,638	7,435
Transfers—policy charges and deductions	(99,741)	(32,888)	(9,649)	(3,056)	(7,252)	(6,771)	(22,975)	(18,545)
Transfers—surrenders	(1,840)	(109)	—	—	(348)	—	(262)	(69)
Transfers—other	(38,791)	(101)	(61)	10	(155)	(297)	(613)	(584)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,191)	249,305	41,371	16,547	8,782	13,434	22,258	23,374

NET INCREASE IN NET ASSETS	45,358	252,152	54,664	14,829	16,652	6,034	44,009	9,388

NET ASSETS
Beginning of Year	283,043	30,891	14,829	—	25,445	19,411	45,138	35,750

End of Year	$328,401	$283,043	$69,493	$14,829	$42,097	$25,445	$89,147	$45,138

(1) Operations commenced on February 25, 2002.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Large-Cap Value		Comstock		Real Estate		Mid-Cap Growth
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002	2003	2002	2003	2002

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,627	$1,696	$627	$11	$24,974	$4,467	$—	$—
Net realized loss from security transactions	(5,345)	(17,607)	(620)	(3,457)	(4,271)	(1,377)	(5,245)	(20,263)
Change in net unrealized appreciation (depreciation) on investments	107,375	(16,719)	18,709	(1,533)	120,260	(7,988)	24,119	(7,980)

Net Increase (Decrease) in Net Assets Resulting from Operations	107,657	(32,630)	18,716	(4,979)	140,963	(4,898)	18,874	(28,243)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	152,000	85,444	32,699	13,294	201,846	15,214	34,681	24,251
Transfers between variable accounts, net	243,208	83,511	52,536	6,795	181,707	83,783	2,088	50,627
Transfers—policy charges and deductions	(70,296)	(42,183)	(13,256)	(6,077)	(53,013)	(14,732)	(18,729)	(13,124)
Transfers—surrenders	(6,351)	(61)	(1,501)	—	(4,251)	—	(989)	—
Transfers—other	(43,595)	2,347	30	952	(221)	(226)	(2,748)	(365)

Net Increase in Net Assets Derived from Policy Transactions	274,966	129,058	70,508	14,964	326,068	84,039	14,303	61,389

NET INCREASE IN NET ASSETS	382,623	96,428	89,224	9,985	467,031	79,141	33,177	33,146

NET ASSETS
Beginning of Year	172,037	75,609	16,341	6,356	109,239	30,098	50,952	17,806

End of Year	$554,660	$172,037	$105,565	$16,341	$576,270	$109,239	$84,129	$50,952

(1) Formerly named Strategic Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS

     Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended are presented in the table below. The ratio of expenses to average daily net assets was 0.00% for all Variable Accounts.

	AUV			Ratios of
	at	Number		Investment
	End	of	Total	Income to
For the Year or Period	of Year	Units	Net	Average Net	Total
Ended	or Period	Outstanding	Assets	Assets (1)	Returns (2)

Blue Chip
2003	$8.01	85,844	$687,606	0.31%	25.36%
2002	6.39	20,186	128,978	0.16%	(25.94%)
05/01/2001 - 12/31/2001 (3)	8.63	5,822	50,228	0.23%	(12.52%)

Aggressive Growth
2003	$8.58	7,405	$63,502	0.00%	26.66%
2002	6.77	5,788	39,188	0.00%	(22.32%)
05/01/2001 - 12/31/2001 (3)	8.72	3,361	29,294	0.00%	(11.78%)

Diversified Research
2003	$10.39	7,478	$77,687	0.49%	32.63%
2002	7.83	3,528	27,641	0.35%	(24.19%)
2001 (3)	10.33	1,681	17,372	0.36%	(2.05%)

Small-Cap Equity
2003	$8.57	20,935	$179,419	0.53%	40.81%
2002	6.09	15,248	92,808	0.64%	(23.58%)
2001 (3)	7.96	6,499	51,762	13.92%	(1.75%)

International Large-Cap
2003	$8.09	45,001	$363,992	1.31%	30.52%
2002	6.20	21,382	132,510	1.03%	(17.63%)
2001 (3)	7.52	11,301	85,018	0.86%	(18.63%)

Short Duration Bond (4)
05/01/2003 - 12/31/2003	$10.10	19,424	$196,106	2.68%	0.96%

I-Net Tollkeeper
2003	$4.29	6,337	$27,181	0.00%	43.22%
2002	3.00	5,531	16,566	0.00%	(38.62%)
2001 (3)	4.88	4,642	22,652	0.00%	(32.93%)

Financial Services
2003	$10.22	40,919	$418,347	0.98%	29.00%
2002	7.93	2,958	23,445	0.34%	(14.59%)
05/23/2001 - 12/31/2001(3)	9.28	1,212	11,249	1.15%	(6.93%)

Health Sciences
2003	$9.88	21,465	$212,142	0.00%	27.82%
2002	7.73	15,790	122,089	0.00%	(23.30%)
05/23/2001 - 12/31/2001(3)	10.08	1,510	15,224	0.00%	2.05%

Technology
2003	$5.56	14,846	$82,486	0.00%	42.58%
2002	3.90	7,503	29,236	0.00%	(46.34%)
05/23/2001 - 12/31/2001(3)	7.26	3,769	27,373	0.00%	(25.70%)

Growth LT
2003	$5.35	56,653	$303,375	0.00%	33.98%
2002	4.00	47,167	188,520	1.01%	(28.97%)
2001 (3)	5.63	23,085	129,903	16.76%	(28.84%)

Focused 30
2003	$10.09	10,593	$106,858	0.00%	42.26%
2002	7.09	1,204	8,541	0.20%	(29.41%)
05/23/2001 - 12/31/2001(3)	10.05	21	211	0.00%	0.59%

Mid-Cap Value
2003	$13.41	63,948	$857,321	0.66%	29.10%
2002	10.38	23,099	239,862	6.45%	(14.46%)
2001 (3)	12.14	7,420	90,080	3.38%	13.93%

International Value
2003	$8.33	70,341	$585,933	2.50%	27.71%
2002	6.52	33,334	217,418	1.14%	(13.91%)
2001 (3)	7.58	15,832	119,938	2.39%	(22.30%)

See Notes to Financial Statements	See explanation of references on page SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV			Ratios of
	at	Number		Investment
	End	of	Total	Income to
For the Year or Period	of Year	Units	Net	Average Net	Total
Ended	or Period	Outstanding	Assets	Assets (1)	Returns (2)

Capital Opportunities
2003	$7.69	9,433	$72,567	0.43%	27.13%
2002	6.05	8,524	51,583	0.29%	(26.78%)
05/01/2001 - 12/31/2001 (3)	8.26	3,660	30,248	0.53%	(16.62%)

Equity Index
2003	$8.07	62,300	$502,604	1.66%	28.29%
2002	6.29	62,159	390,876	7.14%	(22.34%)
2001 (3)	8.10	25,152	203,672	1.50%	(11.18%)

Small-Cap Index
2003	$11.70	23,045	$269,678	0.70%	46.53%
2002	7.99	14,509	115,875	1.07%	(21.19%)
2001 (3)	10.13	1,777	18,006	10.34%	2.78%

Multi-Strategy
2003	$10.34	19,871	$205,370	1.94%	23.28%
2002	8.38	12,357	103,600	3.61%	(13.06%)
2001 (3)	9.64	4,168	40,195	2.73%	(0.79%)

Main Street Core (5)
2003	$8.20	56,951	$467,263	1.08%	26.96%
2002	6.46	51,270	331,339	1.03%	(28.40%)
2001 (3)	9.03	14,933	134,782	1.94%	(7.87%)

Emerging Markets
2003	$12.21	43,549	$531,553	1.43%	68.48%
2002	7.24	3,025	21,915	0.47%	(3.07%)
2001 (3)	7.47	2,612	19,522	0.38%	(9.32%)

Inflation Managed
2003	$13.35	59,395	$793,167	4.36%	8.24%
2002	12.34	35,589	439,057	2.77%	15.45%
2001 (3)	10.69	6,877	73,486	3.23%	4.28%

Managed Bond
2003	$13.02	54,904	$714,951	9.54%	6.24%
2002	12.26	47,700	584,688	5.67%	10.93%
2001 (3)	11.05	13,249	146,390	5.42%	6.65%

Small-Cap Value (4)
05/01/2003 - 12/31/2003	$12.69	5,852	$74,278	1.49%	26.93%

Money Market
2003	$10.87	296,570	$3,223,891	0.85%	0.79%
2002	10.79	160,151	1,727,329	1.43%	1.41%
2001 (3)	10.64	111,698	1,187,925	3.59%	3.85%

High Yield Bond
2003	$11.37	28,896	$328,401	7.76%	20.29%
2002	9.45	29,958	283,043	9.26%	(3.00%)
2001 (3)	9.74	3,171	30,891	9.15%	1.17%

Equity Income
2003	$10.91	6,367	$69,493	1.78%	26.24%
02/25/2002 - 12/31/2002	8.65	1,715	14,829	1.51%	(13.54%)

Equity
2003	$6.46	6,513	$42,097	0.41%	24.33%
2002	5.20	4,895	25,445	0.45%	(26.51%)
2001 (3)	7.07	2,744	19,411	7.41%	(20.84%)

Aggressive Equity
2003	$6.94	12,846	$89,147	0.55%	33.14%
2002	5.21	8,660	45,138	0.00%	(25.09%)
2001 (3)	6.96	5,138	35,750	0.00%	(16.90%)

Large-Cap Value
2003	$9.90	56,006	$554,660	1.59%	31.24%
2002	7.55	22,798	172,037	1.49%	(22.96%)
2001 (3)	9.79	7,719	75,609	2.97%	(3.04%)

See Notes to Financial Statements	See explanation of references on page SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV			Ratios of
	at	Number		Investment
	End	of	Total	Income to
For the Year or Period	of Year	Units	Net	Average Net	Total
Ended	or Period	Outstanding	Assets	Assets (1)	Returns (2)

Comstock (6)
2003	$8.89	11,878	$105,565	1.10%	31.38%
2002	6.76	2,416	16,341	0.08%	(22.15%)
02/27/2001 - 12/31/2001 (3)	8.69	731	6,356	0.65%	(12.47%)

Real Estate
2003	$15.52	37,134	$576,270	6.30%	37.52%
2002	11.28	9,680	109,239	6.07%	(0.32%)
2001 (3)	11.32	2,659	30,098	6.56%	8.79%

Mid-Cap Growth
2003	$6.26	13,445	$84,129	0.00%	30.39%
2002	4.80	10,618	50,952	0.00%	(47.03%)
07/09/2001 - 12/31/2001 (3)	9.06	1,965	17,806	0.00%	(8.34%)

(1)	The ratios of investment income to average daily net assets for periods of less than one full year are annualized.

(2)	Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Total returns were calculated through December 28, 2001, the last business day of the fiscal year for the Separate Account.

(4)	Operations commenced during 2003 (See Note 1 to Financial Statements).

(5)	The Main Street Core Variable Account was formerly named Large-Cap Core Variable Account.

(6)	The Comstock Variable Account was formerly named Strategic Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2003 is comprised of thirty-two subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Diversified Research, Small-Cap Equity, International Large-Cap, Short Duration Bond, I-Net TollkeeperSM, Financial Services, Health Sciences, Technology, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Variable Accounts. (I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., and Main Street is a registered trademark of OppenheimerFunds). The assets in each Variable Account invest in shares of the corresponding portfolios of Pacific Select Fund (the “Fund”), each of which pursues different investment objectives and policies. The financial statements of the Fund, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Accountís financial statements.

     The Separate Account organized and registered with the Securities and Exchange Commission two new Variable Accounts that began operations in 2003: the Short Duration Bond and Small-Cap Value Variable Accounts. Both Variable Accounts commenced operations on May 1, 2003.

     On December 31, 2003, the net assets of the Fund’s Research, Global Growth, and Telecommunications Portfolios (the “Acquired Portfolios”), the underlying portfolios for the Research, Global Growth, and Telecommunications Variable Accounts, were transferred to the Fund’s Diversified Research, International Large-Cap, and Technology Portfolios (the “Surviving Portfolios”), respectively, in exchange for shares of the respective Surviving Portfolios (the “Reorganization”). In connection with the Reorganization, a total of 140 outstanding accumulation units (valued at $1,385) of the Research Variable Account were exchanged for 133 accumulation units with equal value of the Diversified Research Variable Account; a total of 2,588 outstanding accumulation units (valued at $25,124) of the Global Growth Variable Account were exchanged for 3,106 accumulation units with equal value of the International Large-Cap Variable Account; and a total of 5,162 outstanding accumulation units (valued at $23,672) of the Telecommunications Variable Account were exchanged for 4,260 accumulation units with equal value of the Technology Variable Account.

     The Separate Account was established by Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.

     The Separate Account held by PL&A represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     A. Valuation of Investments

     Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Fund is discussed in the notes to its financial statements.

     B. Security Transactions and Investment Income

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

     C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as an insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account.

2. DIVIDENDS

     During 2003, the Fund declared dividends for each portfolio, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Growth LT, Focused 30, and Mid-Cap Growth Portfolios. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums for sales load and premium tax charges before amounts are allocated to the Separate Account. PL&A also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks PL&A assumes, administrative expenses, cost of insurance, charges for optional benefits, and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by PL&A.

4. RELATED PARTY AGREEMENT

     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

5. SEPARATE ACCOUNT’S COST OF INVESTMENTS IN THE FUND SHARES

     The cost of investments in the Fund shares are determined on an identified cost basis, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account’s investments in the Fund as of December 31, 2003 were as follows:

	Variable Accounts
	Blue	Aggressive	Diversified	Small-Cap	International	Short Duration	I-Net
	Chip	Growth	Research	Equity	Large-Cap	Bond (1)	Tollkeeper

Total cost of investments at beginning of year	$146,867	$42,801	$28,755	$108,428	$130,119	$—	$21,578
Add: Total net proceeds from policy transactions	518,941	31,358	50,548	84,966	3,053,346	314,109	8,184
Reinvested distributions from the Fund	1,414	—	228	713	3,095	2,856	—

Sub-Total	667,222	74,159	79,531	194,107	3,186,560	316,965	29,762
Less: Cost of investments disposed during the year	87,829	22,617	15,296	56,376	2,897,301	120,144	7,313

Total cost of investments at end of year	579,393	51,542	64,235	137,731	289,259	196,821	22,449
Add: Unrealized appreciation (depreciation)	108,213	11,960	13,451	41,688	74,733	(715)	4,732

Total market value of investments at end of year	$687,606	$63,502	$77,686	$179,419	$363,992	$196,106	$27,181

	Financial	Health	Tech-	Growth	Focused	Mid-Cap	International
	Services	Sciences	nology	LT	30	Value	Value

Total cost of investments at beginning of year	$25,405	$128,827	$35,058	$237,870	$9,601	$267,541	$208,814
Add: Total net proceeds from policy transactions	362,051	83,016	54,953	1,291,301	97,204	529,468	3,069,478
Reinvested distributions from the Fund	2,705	—	—	—	—	3,986	8,362

Sub-Total	390,161	211,843	90,011	1,529,171	106,805	800,995	3,286,654
Less: Cost of investments disposed during the year	48,512	36,596	20,148	1,283,468	28,077	99,451	2,810,960

Total cost of investments at end of year	341,649	175,247	69,863	245,703	78,728	701,544	475,694
Add: Unrealized appreciation	76,698	36,895	12,623	57,672	28,130	155,778	110,239

Total market value of investments at end of year	$418,347	$212,142	$82,486	$303,375	$106,858	$857,322	$585,933

	Capital Opportunities	Equity Index	Small-Cap Index	Multi- Strategy	Main Street Core (2)	Emerging Markets	Inflation Managed

Total cost of investments at beginning of year	$55,749	$482,919	$135,383	$114,401	$400,775	$20,469	$412,219
Add: Total net proceeds from policy transactions	18,334	315,600	227,696	89,875	203,844	409,221	837,491
Reinvested distributions from the Fund	250	6,780	1,324	2,895	4,127	4,286	20,089

Sub-Total	74,333	805,299	364,403	207,171	608,746	433,976	1,269,799
Less: Cost of investments disposed during the year	13,187	357,907	155,937	24,134	206,243	96,295	514,902

Total cost of investments at end of year	61,146	447,392	208,466	183,037	402,503	337,681	754,897
Add: Unrealized appreciation	11,421	55,211	61,212	22,333	64,759	193,872	38,270

Total market value of investments at end of year	$72,567	$502,603	$269,678	$205,370	$467,262	$531,553	$793,167

	Managed	Small-Cap	Money	High Yield	Equity		Aggressive
	Bond	Value (1)	Market	Bond	Income	Equity	Equity

Total cost of investments at beginning of year	$561,989	$—	$1,727,506	$284,509	$16,371	$30,456	$53,527
Add: Total net proceeds from policy transactions	331,567	178,719	10,048,837	921,656	52,042	19,134	43,525
Reinvested distributions from the Fund	58,926	558	13,152	25,061	777	140	391

Sub-Total	952,482	179,277	11,789,495	1,231,226	69,190	49,730	97,443
Less: Cost of investments disposed during the year	236,287	116,829	8,564,370	927,095	11,557	12,622	25,005

Total cost of investments at end of year	716,195	62,448	3,225,125	304,131	57,633	37,108	72,438
Add: Unrealized appreciation (depreciation)	(1,244)	11,830	(1,236)	24,270	11,860	4,989	16,708

Total market value of investments at end of year	$714,951	$74,278	$3,223,889	$328,401	$69,493	$42,097	$89,146

	Large-Cap		Real	Mid-Cap
	Value	Comstock (3)	Estate	Growth

Total cost of investments at beginning of year	$186,955	$17,506	$115,879	$57,762
Add: Total net proceeds from policy transactions	448,353	91,737	396,376	38,286
Reinvested distributions from the Fund	5,627	627	24,974	—

Sub-Total	640,935	109,870	537,229	96,048
Less: Cost of investments disposed during the year	178,733	21,849	74,579	29,228

Total cost of investments at end of year	462,202	88,021	462,650	66,820
Add: Unrealized appreciation	92,458	17,544	113,620	17,309

Total market value of investments at end of year	$554,660	$105,565	$576,270	$84,129

(1)	Operations commenced during 2003 (See Note 1 to Financial Statements).

(2)	The Main Street Core Variable Account was formerly named Large-Cap Core Variable Account.

(3)	The Comstock Variable Account was formerly named Strategic Value Variable Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

     Transactions in Separate Account units for the year ended December 31, 2003 were as follows:

	Variable Accounts
	Blue	Aggressive	Diversified	Small-Cap	International	Short Duration	I-Net	Financial
	Chip	Growth	Research	Equity	Large-Cap	Bond (1)	Tollkeeper	Services

Total units outstanding at beginning of year	20,186	5,788	3,528	15,248	21,382	—	5,531	2,958
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	37,663	3,778	1,076	11,161	10,266	1,970	2,161	20,319
(b) Transfers between variable accounts, net	39,751	46	4,738	(708)	23,742	22,041	362	22,444
(c) Transfers—policy charges and deductions	(10,579)	(2,127)	(1,048)	(4,656)	(5,241)	(1,115)	(1,717)	(4,201)
(d) Transfers—surrender	(787)	(40)	(534)	(21)	(252)	—	—	(514)
(e) Transfers—other	(390)	(40)	(282)	(89)	(4,896)	(3,472)	—	(87)

Sub-Total	65,658	1,617	3,950	5,687	23,619	19,424	806	37,961

Total units outstanding at end of year	85,844	7,405	7,478	20,935	45,001	19,424	6,337	40,919

	Health	Tech-	Growth	Focused	Mid-Cap	International	Capital	Equity
	Sciences	nology	LT	30	Value	Value	Opportunities	Index

Total units outstanding at beginning of year	15,790	7,503	47,167	1,204	23,099	33,334	8,524	62,159
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	10,156	5,907	24,753	5,884	25,240	10,133	2,669	12,065
(b) Transfers between variable accounts, net	339	5,673	6,132	6,391	24,921	37,657	203	2,745
(c) Transfers—policy charges and deductions	(4,513)	(2,812)	(21,013)	(2,883)	(8,434)	(5,809)	(1,421)	(7,447)
(d) Transfers—surrender	(220)	(57)	(221)	—	(575)	(140)	(494)	(34)
(e) Transfers—other	(87)	(1,368)	(165)	(3)	(303)	(4,834)	(48)	(7,188)

Sub-Total	5,675	7,343	9,486	9,389	40,849	37,007	909	141

Total units outstanding at end of year	21,465	14,846	56,653	10,593	63,948	70,341	9,433	62,300

	Small-Cap	Multi-	Main Street	Emerging	Inflation	Managed	Small-Cap	Money
	Index	Strategy	Core (2)	Markets	Managed	Bond	Value (1)	Market

Total units outstanding at beginning of year	14,509	12,357	51,270	3,025	35,589	47,700	—	160,151
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	6,155	9,284	8,576	20,877	16,968	16,260	632	463,468
(b) Transfers between variable accounts, net	9,091	1,548	5,268	26,136	17,837	8,374	8,639	(299,106)
(c) Transfers—policy charges and deductions	(3,516)	(2,975)	(6,053)	(4,498)	(8,094)	(7,195)	(404)	(26,897)
(d) Transfers—surrender	—	(51)	(156)	(499)	(288)	(9,377)	—	(751)
(e) Transfers—other	(3,194)	(292)	(1,954)	(1,492)	(2,617)	(858)	(3,015)	(295)

Sub-Total	8,536	7,514	5,681	40,524	23,806	7,204	5,852	136,419

Total units outstanding at end of year	23,045	19,871	56,951	43,549	59,395	54,904	5,852	296,570

	High Yield	Equity		Aggressive	Large-Cap		Real	Mid-Cap
	Bond	Income	Equity	Equity	Value	Comstock (3)	Estate	Growth

Total units outstanding at beginning of year	29,958	1,715	4,895	8,660	22,798	2,416	9,680	10,618
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	21,876	4,045	3,264	7,349	17,883	4,519	15,341	6,582
(b) Transfers between variable accounts, net	(9,522)	1,627	(295)	969	29,061	6,906	16,701	377
(c) Transfers—policy charges and deductions	(9,695)	(1,020)	(1,273)	(3,992)	(8,340)	(1,762)	(4,238)	(3,498)
(d) Transfers—surrender	(171)	—	(66)	(40)	(719)	(201)	(333)	(173)
(e) Transfers—other	(3,550)	—	(12)	(100)	(4,677)	—	(17)	(461)

	(1,062)	4,652	1,618	4,186	33,208	9,462	27,454	2,827

Total units outstanding at end of year	28,896	6,367	6,513	12,846	56,006	11,878	37,134	13,445

7. SUBSEQUENT EVENT

     On February 24, 2004, the Pacific Select Fund’s Board approved a Plan of Reorganization (the “Reorganization”) whereby, subject to approval of shareholders of the Small-Cap Equity Portfolio, the underlying portfolio for the Small-Cap Equity Variable Account, the Small-Cap Index Portfolio, the underlying portfolio for the Small-Cap Index Variable Account, will acquire all of the assets and the liabilities of the Small-Cap Equity Portfolio. The Reorganization is expected to be effective as of the close of business on April 30, 2004, or on a later date as the parties may agree.

(1)	Operations commenced during 2003 (See Note 1 to Financial Statements).

(2)	The Main Street Core Variable Account was formerly named Large-Cap Core Variable Account.

(3)	The Comstock Variable Account was formerly named Strategic Value Variable Account.

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2003 and 2002, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
February 23, 2004

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,
	2003	2002

	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$721,691	$532,209
Equity securities available for sale, at estimated fair value	3,487	7,132
Trading securities, at estimated fair value	13,159	55,999
Mortgage loans	55,042	14,013
Policy loans	1,348	908
Other investments	69,744	62,661

TOTAL INVESTMENTS	864,471	672,922
Cash and cash equivalents	125,051	140,957
Deferred policy acquisition costs	21,023	6,795
Premiums receivable	16,003	24,160
Accrued investment income	8,444	7,445
Other assets	17,867	13,519
Separate account assets	166,677	25,966

TOTAL ASSETS	$1,219,536	$891,764

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$486,580	$415,113
Policyholder account balances	166,391	66,753
Accounts payable	23,508	26,899
Other liabilities	37,487	41,546
Separate account liabilities	166,677	25,966

TOTAL LIABILITIES	880,643	576,277

Commitments and contingencies (Note 12)

Stockholder’s Equity:
Common stock — $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,552	134,716
Retained earnings	174,620	160,150
Accumulated other comprehensive income	26,821	17,721

TOTAL STOCKHOLDER’S EQUITY	338,893	315,487

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,219,536	$891,764

See Notes to Financial Statements

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)
REVENUES
Insurance premiums	$1,011,295	$1,013,011	$689,247
Policy fees	4,795	2,391	1,415
Net investment income	59,192	31,619	27,901
Net realized investment gain (loss)	(18,135)	(3,263)	4,477
Other income	1,710	1,473	1,876

TOTAL REVENUES	1,058,857	1,045,231	724,916

BENEFITS AND EXPENSES
Policy benefits paid or provided	825,175	818,566	542,423
Interest credited to policyholder account balances	5,477	3,655	3,398
Commission expenses	68,577	64,209	44,657
Operating expenses	140,295	127,657	104,189

TOTAL BENEFITS AND EXPENSES	1,039,524	1,014,087	694,667

INCOME BEFORE PROVISION FOR INCOME TAXES	19,333	31,144	30,249
Provision for income taxes	4,863	9,775	7,679

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	14,470	21,369	22,570
Cumulative adjustments due to changes in accounting principles, net of taxes			717

NET INCOME	$14,470	$21,369	$23,287

See Notes to Financial Statements

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   S T O C K H O L D E R ’ S   E Q U I T Y

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total

	(In Thousands)

BALANCES, JANUARY 1, 2001	$2,900	$134,607	$115,494	$2,472	$255,473
Comprehensive income:
Net income			23,287		23,287
Unrealized gain on derivatives and securities available for sale, net				2,044	2,044

Total comprehensive income					25,331
Other equity adjustments		109			109

BALANCES, DECEMBER 31, 2001	2,900	134,716	138,781	4,516	280,913
Comprehensive income:
Net income			21,369		21,369
Unrealized gain on derivatives and securities available for sale, net				13,205	13,205

Total comprehensive income					34,574

BALANCES, DECEMBER 31, 2002	2,900	134,716	160,150	17,721	315,487
Comprehensive income:
Net income			14,470		14,470
Unrealized gain on derivatives and securities available for sale, net				9,100	9,100

Total comprehensive income					23,570
Other equity adjustments		(164)			(164)

BALANCES, DECEMBER 31, 2003	$2,900	$134,552	$174,620	$26,821	$338,893

See Notes to Financial Statements

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$14,470	$21,369	$23,287
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(3,675)	(4,160)	(3,229)
Depreciation and other amortization	1,413	1,941	1,771
Deferred income taxes	(6,623)	703	355
Net realized investment (gain) loss	18,135	3,263	(4,477)
Net change in deferred policy acquisition costs	(14,228)	(5,429)	(909)
Interest credited to policyholder account balances	5,477	3,655	3,398
Change in trading securities	42,840	6,687	(3,416)
Change in premiums receivable	8,157	(2,403)	(791)
Change in accrued investment income	(999)	(1,109)	(2,607)
Change in future policy benefits	71,467	155,389	85,100
Change in accounts payable	(3,391)	4,525	10,431
Change in other assets and liabilities	(7,689)	(7,209)	22,890

NET CASH PROVIDED BY OPERATING ACTIVITIES	125,354	177,222	131,803

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(313,916)	(188,357)	(196,908)
Sales	39,713	2,320	10,670
Maturities and repayments	82,575	37,771	34,127
Repayments of mortgage loans	1,400	369	583
Purchases of mortgage loans	(43,175)
Change in policy loans	(440)	(863)	(45)
Other investing activity, net	(1,578)	5,311	(3,395)

NET CASH USED IN INVESTING ACTIVITIES	(235,421)	(143,449)	(154,968)

(Continued)
See Notes to Financial Statements

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Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(Continued)	2003	2002	2001

	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$114,162	$19,690	$44,053
Withdrawals	(20,001)	(20,900)	(3,457)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	94,161	(1,210)	40,596

Net change in cash and cash equivalents	(15,906)	32,563	17,431
Cash and cash equivalents, beginning of year	140,957	108,394	90,963

CASH AND CASH EQUIVALENTS, END OF YEAR	$125,051	$140,957	$108,394

SUPPLEMENTAL SCHEDULE OF NON CASH OPERATING AND INVESTING ACTIVITIES
Changes due to securities reclassified as a result of the adoption of SFAS No. 133 and SFAS No. 138 (Note 1)
Increase in trading securities			$59,270
Decrease in fixed maturity securities			$59,270

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$18,424	$15,297	($10,157)

See Notes to Financial Statements

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Pacific Life & Annuity Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATIONAND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverage to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. PL&A also markets and distributes variable universal life insurance, structured settlement annuities, guaranteed interest contracts (GICs), and variable annuities.

PL&A is licensed to sell certain of its products in the state of New York. In 2000, PL&A began selling variable universal life insurance and institutional products and services. Variable annuity products and term insurance were sold beginning in 2002 and 2003, respectively.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (US. GAAP). PL&A prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining liabilities for future policy benefits, investment valuation, including other than temporary impairments, derivative valuation and deferred policy acquisition costs (DAC). Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2003 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

During the year ended December 31, 2001, PL&A adopted Financial Accounting Standard Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities — an amendment of SFAS No. 133, and Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. As a result, during the year ended December 31, 2001, PL&A recorded an increase to net income of $0.7 million, net of taxes, as a cumulative adjustment due to changes in accounting principles. Additionally, upon adoption, PL&A recorded a decrease to accumulated other comprehensive income (OCI) of $0.8 million, net of taxes, and transferred $59.3 million of fixed maturity securities available for sale into the trading category, which resulted in a reclassification of unrealized losses of $0.3 million, net of taxes, from accumulated OCI into net realized investment gain (loss) during the year ended December 31, 2001.

Effective January 1, 2003, PL&A adopted FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires certain guarantees that are issued or modified after

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December 31, 2002, to be initially recorded on the statement of financial condition at fair value. Adoption of FIN 45 did not have a material impact on PL&A’s financial statements (Note 12).

Effective January 1, 2003, PL&A adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, after January 1, 2003, including restructuring activities. SFAS No. 146 establishes a change in the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. Adoption of SFAS No. 146 did not have a material impact on PL&A’s financial statements.

Effective June 1, 2003, PL&A adopted SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. Adoption of SFAS No. 150 did not have a material impact on PL&A’s financial statements.

Effective July 1, 2003, PL&A adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. Adoption of SFAS No. 149 did not have a material impact on PL&A’s financial statements.

Effective October 1, 2003, PL&A adopted the FASB Derivatives Implementation Group (DIG) SFAS No. 133 Implementation Issue No. B36 (DIG B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. DIG B36 establishes the criteria for the bifurcation of an instrument into a debt host contract and an embedded credit derivative such as a debt instrument that incorporates credit exposure of an entity unrelated to the issuer. DIG B36 requires that the third party credit exposure be separated from the host contract and separately accounted for as a derivative. Adoption of DIG B36 did not have a material impact on PL&A’s financial statements.

Effective February 1, 2003, PL&A adopted FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires that Variable Interest Entities (VIE) be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE’s activities, or is entitled to receive a majority of the entity’s residual returns or both. FIN 46 also requires disclosures about VIEs that companies are not required to consolidate but in which a company has a significant variable interest. Adoption of FIN 46 did not have a material impact on PL&A’s financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB issued FIN 46 (revised December 2003) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 and clarified the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The consolidation requirements for PL&A’s VIEs created or acquired prior to December 31, 2003, will apply in the first fiscal year or interim period beginning December 15, 2004.

PL&A is currently assessing application of FIN 46R as it relates to PL&A’s investments and activities in VIEs, which were created or acquired prior to December 31, 2003. The total assets and liabilities for PL&A’s asset and mortgage-backed securities that may be subject to FIN 46R are currently not available. The carrying amount is $82.7 million as of December 31, 2003.

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As part of PL&A’s investment strategy, PL&A purchases primarily investment grade beneficial interests in asset and mortgage-backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which is collateralized by financial assets including corporate debt, equipment, and real estate mortgages. PL&A has not guaranteed the performance, liquidity or obligations of the SPEs and PL&A’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted for in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts, which is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain non-traditional long-duration contracts, including accounting for contracts that contain death or other insurance benefit features, and for separate accounts. For contracts classified as insurance contracts that have amounts assessed against contract holders for the insurance benefit feature that are assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including guaranteed minimum death benefits and guaranteed minimum income benefits, a liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. For contracts where sales inducements are offered, the costs of such inducements that meet specified criteria must be separately reported, capitalized and amortized over the life of the contracts using the same methodology as used for amortizing DAC. PL&A is currently evaluating the impact of adopting SOP 03-1 on its financial statements.

During 2003, the EITF discussed EITF Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. Under EITF No. 03-01, the EITF is developing an impairment model for certain investments classified as either available for sale or held to maturity under SFAS No. 115, and investments accounted for under the cost method or the equity method. The EITF has not reached a consensus on a final impairment model. In November 2003, the EITF stated that certain quantitative and qualitative disclosures are required for all debt and marketable equity securities classified as available for sale or held to maturity under SFAS No. 115 where the estimated fair value exceeds the carrying value at the statement of financial condition date, but for which an other than temporary impairment has not been recognized. The disclosure requirements are effective for fiscal years ending after December 15, 2003, which PL&A has adopted as of December 31, 2003.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, PL&A recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. For variable rate and impaired securities, the investment is adjusted over the remaining life of the security. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves provided by a major independent data service which determines the discount yield based upon the security’s

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weighted average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. As of December 31, 2003, 83% of the estimated fair values of fixed maturity securities were obtained from independent pricing services, 13% from the above described matrix and 4% from other sources.

PL&A assesses whether other than temporary impairments have occurred based upon PL&A’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the statement of financial condition date are subjected to PL&A’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. PL&A considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in PL&A’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by PL&A in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount
•	Industry factors or conditions related to a geographic area that are negatively affecting the security
•	Underlying valuation of assets specifically pledged to support the credit
•	Past due interest or principal payments or other violation of covenants
•	Deterioration of the overall financial condition of the specific issuer
•	Downgrades by a rating agency
•	Ability and intent to hold the investment for a period of time to allow for a recovery of value
•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, PL&A estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). PL&A includes other than temporary impairment write-downs in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint venture interests and derivative instruments. Partnership and joint venture interests where PL&A does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, changes in the estimated fair value of the derivative is recorded in OCI and is recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of cash collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

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The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives hedging securities, these amounts are included in net investment income. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income over the remaining life of the hedged item. For all hedging relationships, if the hedged item is disposed, the gains and losses on the related derivatives are recognized immediately in net realized investment gain (loss).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2003 and 2002, the carrying value of DAC was $21.0 million and $6.8 million, respectively.

For variable universal life and investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to term insurance policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, PL&A anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

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Components of DAC are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Balance, January 1	$6,795	$1,366	$457

Additions:
Capitalized during the year	15,110	5,488	1,921

Amortization:
Allocated to commission expenses	(817)	(44)	(587)
Allocated to operating expenses	(423)	(15)	(425)
Allocated to OCI, net unrealized gains	358

Total amortization	(882)	(59)	(1,012)

Balance, December 31	$21,023	$6,795	$1,366

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on variable universal life and investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 3.00% to 6.95% during 2003, 2002 and 2001.

FUTURE POLICY BENEFITS

Structured settlement annuity reserves are based on the present value of benefits and expenses using pricing assumptions. Interest rate assumptions ranged from 3.01% to 7.74% for 2003, 2002 and 2001.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on PL&A’s historical claims development patterns and other actuarial assumptions.

Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods. Interest rate assumptions ranged from 2.75% to 6.00% for 2003, 2002 and 2001.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, primarily on group health contracts, annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for variable universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy

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benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

REINSURANCE

PL&A has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality and morbidity risks. To the extent that the assuming companies become unable to meet their obligations under these agreements, PL&A remains contingently liable. Amounts receivable from reinsurers for reinsurance of future policy benefits and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with and under the control of PL&A.

DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

PL&A is taxed as an insurance company for Federal income tax purposes. PL&A is included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A’s ultimate parent, and is allocated an expense or benefit based principally on the effect of including its operations in the consolidated return. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts include variable annuity and life contracts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 3, 4 and 5, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

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2.	STATUTORY RESULTS

PL&A prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for PL&A as compared to the amounts reported as stockholder’s equity and net income included on the accompanying financial statements:

	December 31,
	2003	2002

	(In Thousands)

Statutory capital and surplus	$271,882	$266,998
Accumulated other comprehensive income	26,821	17,721
Deferred policy acquisition costs	20,665	6,795
Non-admitted assets	18,853	15,462
Interest maintenance reserve	7,438	1,142
Statutory net unrealized losses	1,544	1,689
Asset valuation reserve	81	3,889
Deferred income taxes	(3,432)	(2,107)
Insurance and annuity reserves	(3,666)	2,115
Other	(1,293)	1,783

Stockholder’s equity as reported herein	$338,893	$315,487

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Statutory net income	$1,165	$22,477	$23,598
Deferred policy acquisition costs	13,870	5,429	909
Deferred income taxes	6,623	(703)	(355)
Interest maintenance reserve	1,114	(69)	(17)
Change in fair value of derivatives	242	8	(1,124)
Change in fair value of trading securities	62	470	(345)
Change in net unrealized losses on joint ventures and partnerships	(2,899)	(5,208)	(3,567)
Insurance and annuity reserves	(5,782)	(283)	939
Other	75	(752)	3,249

Net income as reported herein	$14,470	$21,369	$23,287

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within

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certain levels, each of which requires specified corrective action. As of December 31, 2003 and 2002, PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2003 statutory results, PL&A could pay $21.9 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

3.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Thousands)

As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$17,705	$263	$5	$17,963
Obligations of states and political subdivisions	51,951	606	2,006	50,551
Foreign governments	3,179	261		3,440
Corporate securities	528,076	41,067	4,933	564,210
Mortgage-backed and asset-backed securities	85,437	1,007	1,017	85,427
Redeemable preferred stock	100			100

Total fixed maturity securities	$686,448	$43,204	$7,961	$721,691

Total equity securities	$3,043	$499	$55	$3,487

As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$16,511	$792		$17,303
Obligations of states and political subdivisions	20,326	1,061		21,387
Foreign governments	3,135	309		3,444
Corporate securities	441,893	26,346	$5,313	462,926
Mortgage-backed and asset-backed securities	26,089	1,318	358	27,049
Redeemable preferred stock	100			100

Total fixed maturity securities	$508,054	$29,826	$5,671	$532,209

Total equity securities	$6,749	$657	$274	$7,132

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The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2003, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Thousands)

Due in one year or less	$24,484	$840		$25,324
Due after one year through five years	250,787	10,551	$1,499	259,839
Due after five years through ten years	48,779	3,802	185	52,396
Due after ten years	276,961	27,004	5,260	298,705

	601,011	42,197	6,944	636,264
Mortgage and asset backed securities	85,437	1,007	1,017	85,427

Total	$686,448	$43,204	$7,961	$721,691

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturities and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount as of December 31, 2003.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Thousands)

U.S. Treasury securities and obligations of U.S. government authorities and agencies	2	$685	($4)
Obligations of states and political subdivisions	6	32,289	(2,006)
Corporate securities	92	115,766	(4,933)

Total fixed maturity securities	100	148,740	(6,943)
Total equity securities	4	113	(56)

Total	104	$148,853	($6,999)

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	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Thousands)			(In Thousands)

U.S. Treasury securities and obligations of U.S. government authorities and agencies	2	$685	($4)
Obligations of states and political subdivisions	6	32,289	(2,006)
Corporate securities	91	110,966	(4,741)	1	$4,800	($192)

Total fixed maturity securities	99	143,940	(6,751)	1	4,800	(192)
Total equity securities	2	13	(15)	2	100	(41)

Total	101	$143,953	($6,766)	3	$4,900	($233)

PL&A has evaluated the temporarily impaired securities determining that PL&A has the ability and intent to hold the securities until recovery.

Major categories of investment income and related investment expenses are summarized as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Fixed maturity securities	$52,828	$28,089	$21,842
Equity securities	102	107	318
Trading securities	1,880	2,954	2,907
Mortgage loans	1,673	532	939
Cash equivalents	1,117	2,483	3,971
Other	2,847	(1,685)	(1,446)

Gross investment income	60,447	32,480	28,531
Investment expense	1,255	861	630

Net investment income	$59,192	$31,619	$27,901

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The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Fixed maturity securities
Gross gains on sales	$678	$19	$1,208
Gross losses on sales	(16)
Other than temporary impairments	(18,668)	(2,216)	(30)
Other	232	(51)	597

Subtotal	(17,774)	(2,248)	1,775

Equity securities
Gross gains on sales	983		2,772
Gross losses on sales
Other than temporary impairments	(1,360)	(1,854)	(1,394)
Other	61

Subtotal	(316)	(1,854)	1,378

Mortgage loans	(851)	(45)
Other investments	806	884	1,324

Total	($18,135)	($3,263)	$4,477

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	December 31,
	2003	2002	2001

	(In Thousands)

Available for sale securities:
Fixed maturity	$11,088	$17,577	$4,455
Equity	61	176	(492)

Total	$11,149	$17,753	$3,963

Trading securities	$62	$815	($345)

Realized gains on trading securities held as of December 31, 2003 and 2002 were $0.5 million.

As of December 31, 2003 and 2002, investments in fixed maturity securities of $6.8 million and $6.3 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. Two securities exceed 10% of stockholder’s equity as of December 31, 2003, which include one senior secured investment in the utilities industry and one investment in a senior tranche of a commercial mortgage backed security. The senior secured investment exceeded 10% of stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2003, approximately 57% and 27% of the collateral properties were located in Texas and California, respectively.

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4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of PL&A’s financial instruments are as follows:

	December 31, 2003		December 31, 2002
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Thousands)
Assets:
Fixed maturity and equity securities (Note 3)	$725,178	$725,178	$539,341	$539,341
Trading securities	13,159	13,159	55,999	55,999
Mortgage loans	55,042	55,153	14,013	14,078
Policy loans	1,348	1,348	908	908
Derivative instruments (Note 5)	475	475	292	292
Cash and cash equivalents	125,051	125,051	140,957	140,957
Liabilities:
Fixed account liabilities	117,998	117,998	15,479	15,479
Guaranteed interest contracts	45,353	45,353	49,541	49,541
Derivative instruments (Note 5)			258	258

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2003 and 2002:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

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FIXED ACCOUNT LIABILITIES

The estimated fair value of fixed account liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

GUARANTEED INTEREST CONTRACTS

The fair value of GICs is estimated using the rates currently offered for deposits with similar remaining maturities.

5.	DERIVATIVES AND HEDGING ACTIVITIES

PL&A utilizes derivative instruments to reduce its exposure to interest rate risk, foreign currency risk, and credit risk. The derivative financial instruments utilized by PL&A include swaps, foreign exchange forward contracts, and exchange traded futures contracts.

PL&A applies hedge accounting by designating derivative instruments as cash flow hedges on the date it enters into a derivative contract. PL&A formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, PL&A specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. PL&A formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. In certain circumstances, hedge effectiveness is assumed because the derivative instruments were constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The notional or contract amounts and estimated fair value of outstanding derivative instruments as of December 31, 2003 and 2002 are as follows:

	Net Assets (Liabilities)
	Notional or	Notional or
	Contract	Contract	Estimated	Estimated
	Amounts	Amounts	Fair Value	Fair Value
	2003	2002	2003	2002

	(In Thousands)

Interest rate swaps	$3,000	$3,000	$181	$270
Credit default swaps	22,000	13,000	294	(93)
Foreign currency forwards	27	6,423		(143)
Interest rate floors, caps, options, and swaptions	89,700
Financial futures contracts	37,500

Total	$152,227	$22,423	$475	$34

CASH FLOW HEDGES

PL&A primarily uses interest rate swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in the benchmark interest rate. These cash flows include those associated with existing assets as well as the forecasted interest cash flows related to anticipated investment purchases. Such anticipated investment purchases are considered probable to occur and are generally completed within 180 days of the inception of the hedge.

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Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as PL&A intends to close out open positions prior to expiration.

PL&A has not discontinued any cash flow hedges of anticipated transactions. PL&A did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2003, 2002, and 2001. Over the next 12 months, PL&A anticipates that $0.2 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2003, none of PL&A’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

PL&A enters into credit default swap agreements and foreign currency forward contracts without designating the derivatives as hedging instruments. Credit default swaps involve the receipt or payment of fixed amounts in exchange for the assumption of or protection from potential credit exposure of an underlying security. Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for U.S. dollar denominated payments at a specific date. Derivatives that are not designated as hedging instruments are entered into primarily to manage exposure to credit risk of fixed maturity securities and foreign currency exposure to investments accounted for under the equity method of accounting.

Net realized investment gain (loss) for the years ended December 31, 2003, 2002, and 2001 include ($0.4) million, ($0.7) million, and $1.7 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements on derivative instruments not designated as hedges.

EMBEDDED DERIVATIVES

PL&A also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the statement of financial condition at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

In 2003, PL&A began offering a rider available on certain variable annuity contracts that guarantees net principal over a ten year holding period. The estimated fair value of the liability for the rider as of December 31, 2003 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the table above.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. PL&A attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for PL&A from derivative contracts is with investment grade counterparties. PL&A has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

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Because exchange traded futures and options are transacted through a regulated exchange and positions are marked to market and settled on a daily basis, PL&A has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. PL&A is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. PL&A currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional amount and credit exposure for all derivatives for which PL&A has credit exposure to a counterparty as of December 31, 2003:

	Notional	Credit
	Amount	Exposure

	(In Thousands)

AA	$27
A	25,000	$475

Total	$25,027	$475

6.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability of policyholder account balances is as follows:

	December 31,
	2003	2002

	(In Thousands)

Fixed account liabilities	$117,998	$15,479
Guaranteed interest contracts	45,353	49,541
Variable universal life	3,040	1,733

Total	$166,391	$66,753

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2003	2002

	(In Thousands)

Structured settlement annuity reserves	$293,922	$202,934
Group health and life reserves	102,946	112,571
Policy benefits payable	86,335	93,793
Other	3,377	5,815

Total	$486,580	$415,113

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UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The following table provides a reconciliation for the activity in the group health unpaid claims and claim adjustment expenses, which is included in the liability for future policy benefits:

	Years Ended December 31,
	2003	2002

	(In Thousands)

Balance at January 1	$159,796	$137,916
Less reinsurance recoverables	1,552	473

Net balance at January 1	158,244	137,443

Incurred related to:
Current year	749,676	701,565
Prior years	(14,301)	(14,995)

Total incurred	735,375	686,570

Paid related to:
Current year	627,824	572,899
Prior years	119,700	92,870

Total paid	747,524	665,769

Net balance at December 31	146,095	158,244
Plus reinsurance recoverables	1,255	1,552

Balance at December 31	$147,350	$159,796

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $14.3 million and $15.0 million for the years ended December 31, 2003 and 2002, respectively.

7.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Current	$11,486	$9,072	$7,710
Deferred	(6,623)	703	(31)

Provision for income taxes on income before cumulative adjustments due to changes in accounting principles	4,863	9,775	7,679
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			386

Total	$4,863	$9,775	$8,065

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The sources of PL&A’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Deferred policy acquisition costs	$4,170	$1,616	$266
Partnership income	2,144	284	(1,250)
Duration hedging	25	(984)	(1,071)
Deferred compensation	(106)	(102)	(476)
Investment valuation	(6,491)	622	2,158
Policyholder reserves	(6,801)	(239)	356
Other	436	(494)	372

Provision for deferred taxes	($6,623)	$703	$355

A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the statements of operations is as follows:

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Provision for income taxes at the statutory rate	$6,766	$10,900	$10,587
Nontaxable investment income	(59)	(4)	(60)
Prior year taxes	(1,844)	(1,124)	(2,833)
Other		3	(15)

Provision for income taxes on income before cumulative adjustments due to changes in accounting principles	4,863	9,775	7,679
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			386

Total	$4,863	$9,775	$8,065

PLA - 24

The deferred tax asset, net, included in other assets as of December 31, 2003 and 2002, is comprised of the following tax effected temporary differences:

	December 31,
	2003	2002

	(In Thousands)

Deferred tax assets
Policyholder reserves	$10,123	$3,322
Investment valuation	7,917	1,426
Deferred compensation	2,799	2,693
Duration hedging	2,185	2,210
Retirement benefits	1,078	1,067
Partnership income		937
Other		123

Total deferred tax assets	24,102	11,778

Deferred tax liabilities
Deferred policy acquisition costs	(4,756)	(586)
Partnership income	(1,207)
Other	(324)

Total deferred tax liabilities	(6,287)	(586)

Deferred tax asset from operations, net	17,815	11,192
Deferred taxes on other comprehensive income and other	(14,353)	(9,603)

Deferred tax asset, net	$3,462	$1,589

PLA - 25

8.	COMPREHENSIVE INCOME

PL&A displays comprehensive income and its components on the statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes.

	Years Ended December 31,
	2003	2002	2001

	(In Thousands)

Gross holding gain (loss):
Holding gain (loss) on securities available for sale	($6,933)	$12,498	$7,117
Holding gain (loss) on derivatives	1,421	3,873	(860)
Income tax (expense) benefit	1,913	(5,783)	(2,137)
Reclassification adjustment:
Realized (gain) loss on sale of securities available for sale	19,243	4,102	(3,153)
Realized gain on derivatives	(151)	(55)
Provision for income tax (benefit)	(6,626)	(1,430)	1,077
Allocation of holding loss to deferred policy acquisition costs	358
Provision for income tax benefit	(125)

Total	$9,100	$13,205	$2,044

9.	SEGMENT INFORMATION

PL&A has three operating segments: Group Insurance, Institutional Products and Annuities. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. The Institutional Products segment also offers structured settlement annuities through a nationwide network of brokers.

The Annuities segment offers variable annuities to individuals and small businesses through National Association Securities Dealers firms, regional and national wirehouses, and financial institutions.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets and the operations supporting the sale of the variable universal life and term insurance products.

PL&A uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

PLA - 26

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

PL&A generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of PL&A’s assets are located in the United States.

Depreciation expense and capital expenditures are substantially all attributable to the Group Insurance segment. Depreciation expense during the years ended December 31, 2003, 2002 and 2001 were $1.4 million, $1.9 million and $1.8 million, respectively. Capital expenditures during the years ended December 31, 2003, 2002 and 2001 were $1.9 million, $4.1 million and $2.5 million, respectively.

The following is segment information as of and for the year ended December 31, 2003:

	Group	Institutional		Corporate
	Insurance	Products	Annuities	and Other	Total

REVENUES	(In Thousands)

Insurance premiums	$918,664	$92,945		($314)	$1,011,295
Policy fees		1,155	$1,294	2,346	4,795
Net investment income	21,305	36,417	2,338	(868)	59,192
Net realized investment loss	(5,140)	(12,801)		(194)	(18,135)
Other income	1,074	8	567	61	1,710

Total revenues	935,903	117,724	4,199	1,031	1,058,857

BENEFITS AND EXPENSES
Policy benefits	718,307	106,676	1	191	825,175
Interest credited		2,611	2,752	114	5,477
Commission expenses	63,949	3,440	375	813	68,577
Operating expenses	123,380	1,839	13,471	1,605	140,295

Total benefits and expenses	905,636	114,566	16,599	2,723	1,039,524

Income (loss) before provision for income taxes (benefit)	30,267	3,158	(12,400)	(1,692)	19,333
Provision for income taxes (benefit)	10,263	1,105	(4,367)	(2,138)	4,863

Net income (loss)	$20,004	$2,053	($8,033)	$446	$14,470

Total assets	$432,574	$395,402	$269,791	$121,769	$1,219,536
Deferred policy acquisition costs		1,379	15,368	4,276	21,023
Separate account assets			153,265	13,412	166,677
Policyholder and contract liabilities	192,001	339,767	118,000	3,203	652,971
Separate account liabilities			153,265	13,412	166,677

PLA - 27

The following is segment information as of and for the year ended December 31, 2002:

	Group	Institutional		Corporate
	Insurance	Products	Annuities	and Other	Total

REVENUES	(In Thousands)

Insurance premiums	$880,354	$132,733		($76)	$1,013,011
Policy fees		1,571	$71	749	2,391
Net investment income	20,850	13,931	35	(3,197)	31,619
Net realized investment gain (loss)	(524)	28		(2,767)	(3,263)
Other income	1,409		33	31	1,473

Total revenues	902,089	148,263	139	(5,260)	1,045,231

BENEFITS AND EXPENSES
Policy benefits	679,543	139,023	2	(2)	818,566
Interest credited		3,549	84	22	3,655
Commission expenses	60,644	5,337	54	(1,826)	64,209
Operating expenses	117,752	1,381	5,489	3,035	127,657

Total benefits and expenses	857,939	149,290	5,629	1,229	1,014,087

Income (loss) before provision for income taxes (benefit)	44,150	(1,027)	(5,490)	(6,489)	31,144
Provision for income taxes (benefit)	15,473	(359)	(1,922)	(3,417)	9,775

Net income (loss)	$28,677	($668)	($3,568)	($3,072)	$21,369

Total assets	$435,676	$282,516	$32,044	$141,528	$891,764
Deferred policy acquisition costs		1,029	2,146	3,620	6,795
Separate account assets			20,181	5,785	25,966
Policyholder and contract liabilities	211,993	252,701	15,481	1,691	481,866
Separate account liabilities			20,181	5,785	25,966

PLA - 28

The following is segment information for the year ended December 31, 2001:

	Group	Institutional	Corporate
	Insurance	Products	and Other	Total

REVENUES	(In Thousands)

Insurance premiums	$636,685	$52,580	($18)	$689,247
Policy fees			1,415	1,415
Net investment income	13,552	7,308	7,041	27,901
Net realized investment gain (loss)	2,164	2,695	(382)	4,477
Other income	1,876			1,876

Total revenues	654,277	62,583	8,056	724,916

BENEFITS AND EXPENSES
Policy benefits	487,998	54,422	3	542,423
Interest credited		3,398		3,398
Commission expenses	41,735	2,181	741	44,657
Operating expenses	101,238	2,203	748	104,189

Total benefits and expenses	630,971	62,204	1,492	694,667

Income before provision for income taxes	23,306	379	6,564	30,249
Provision for income taxes	6,510	133	1,036	7,679

Income before cumulative adjustments due to changes in accounting principles	16,796	246	5,528	22,570
Cumulative adjustments due to changes in accounting principles, net of taxes	717			717

Net income	$17,513	$246	$5,528	$23,287

10.	EMPLOYEE BENEFIT PLANS

PL&A permits eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocates amounts to PL&A based on a percentage of salaries. PL&A’s share of net expense was $2.0 million, $1.6 million and $1.4 million for the years ended December 31, 2003, 2002 and 2001, respectively.

PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. PL&A’s expense for this plan amounted to $0.3 million, $0.5 million and $0.6 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

PL&A permits eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal

PLA - 29

Revenue Code covering all eligible employees. Pacific Life’s RISP matches 75% of each employee’s contribution, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). The ESOP provides shares of Pacific LifeCorp common stock, Pacific Life’s immediate parent, to eligible employees. PL&A’s share of net expense was $1.7 million, $2.1 million and $1.5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

11.	TRANSACTIONS WITH AFFILIATES

PL&A provides underwriting and administrative services for Pacific Life’s group life and health insurance under an administrative services agreement. Fees earned under this agreement were $8.2 million, $8.7 million and $9.1 million for the years ended December 31, 2003, 2002 and 2001, respectively. Pacific Life also provides investment and administrative services for PL&A under a separate administrative services agreement. Charges for these services were $38.8 million, $18.4 million and $18.5 million for the years ended December 31, 2003, 2002 and 2001, respectively. Net amounts due to Pacific Life as of December 31, 2003 and 2002 were $4.9 million and $2.4 million, respectively.

In June 2003, PL&A entered into an agreement with Pacific Life to borrow up to $20 million at variable interest rates. PL&A did not utilize this borrowing facility during 2003.

12.	COMMITMENTS AND CONTINGENCIES

PL&A has outstanding commitments to make investments primarily in fixed maturity securities, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2004	$11,476
2005 through 2008	18,721
2009 and thereafter	2,989

Total	$33,186

PL&A leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $4.5 million, $3.5 million and $3.5 million for the years ended December 31, 2003, 2002 and 2001, respectively. Aggregate minimum future commitments are as follows (In Thousands):

Years Ending December 31:
2004	$5,760
2005 through 2008	20,161
2009 and thereafter	18,420

Total	$44,341

PL&A provides routine indemnifications relating to lease agreements with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against PL&A related to such matters is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

PL&A is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

PLA - 30

PL&A operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, PL&A may have to sell assets prior to their maturity and realize losses. PL&A controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, certain of PL&A’s products include contractual provisions limiting withdrawal rights. PL&A’s GIC liabilities are not generally subject to surrender and can only be surrendered after a market value adjustment.

PL&A’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by PL&A may default or that other parties may not be able to pay amounts due to PL&A. PL&A manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

PL&A is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. PL&A manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, PL&A does not anticipate nonperformance by the counterparties. PL&A determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

PL&A’s group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

PL&A is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to PL&A. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on PL&A’s life insurance or annuity products.

PLA - 31

Supplement to Prospectus Dated May 1, 2004 for

Pacific Select Exec II — NY, Pacific Select Exec III — NY, and
Pacific Select Performer 500 — NY Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver — NY Last Survivor
Flexible Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund Prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each policy described in its prospectus remain intact.	This supplement provides information about four additional variable investment options offered under your policy. Each of these investment options is set up as a variable account under our separate account: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”) invests in a corresponding portfolio of the M Fund.

Variable Account I:  Brandes International Equity Fund
Variable Account II: Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V: Business Opportunity Value Fund

You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

Supplement dated May 1, 2004

Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen.	About the variable investment options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

The
Portfolio’s
		Investment	The Portfolio’s Main	Portfolio
	Portfolio	Goal	Investments	Manager

	Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, LLC
	Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
	Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.	Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each portfolio of the M Fund, and has retained other firms to manage the portfolios. MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund’s portfolios.

2

The section Fee tables: Total annual Pacific Select Fund expenses is replaced with the following:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

You’ll find more about M Fund fees and expenses in the accompanying M Fund prospectus.	Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.30	1.31

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution fees and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting Standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

For the period from May 1, 2004 to April 30, 2005, M Fund’s adviser has contractually agreed to reimburse the M Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Statements and reports we’ll send you We’ll send you financial statements that we receive from M Fund.

The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.	Voting rights
We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998[1]

	(b)	Memorandum Establishing Separate Account[1]

(2)	Inapplicable

(3)	(a)	Form of Distribution Agreement Between PL&A and Pacific Select Distributors, Inc.[1]

	(b)	Form of Selling Agreement Between Pacific Select Distributors, Inc. and Various Broker-Dealers[1]

(4)	(a)	Flexible Premium Variable Life Insurance Policy (Form P0156-NY)[2]

	(b)	Last Survivor Added Protection Benefit Rider (Form R01LST-NY)[2]

	(c)	Individual Annual Renewable Term Rider (Form R01IRT-NY)[2]

	(d)	Policy Split Option Rider (Form R94PSO-NY)[2]

	(e)	Accelerated Living Benefit Rider (Form R92ALB-NY)[1]

	(f)	Estate Tax Repeal Rider (Form R01ETR-NY)[1]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[2]

(6)	(a)	Bylaws of PL&A1

	(b)	Articles of Incorporation of PM Group Life Insurance Company[1]

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company[1]

(7)	Form of Reinsurance Contract[4]

(8)	(a) Form of Participation Agreement between PL&A and Pacific Select Fund[1]

(b) Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life)[1]

(c) Addendum to Participation Agreement between PL&A and Pacific Select Fund 1/1/02[3]

(d) M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[5]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered[1]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a) Consent of Deloitte & Touche LLP

(b) Consent of Dechert[1]

(15)	(a) Opinion of Actuary[3]

(b) Form of Illustration of Policy Benefits[3]

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)	Powers of Attorney[3]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on June 6, 2001, File No. 333-62446, Accession Number 0001017062-01-500429.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on December 27, 2001, File No. 333-62446, Accession Number 0001017062-01-500983.

[3]	Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed via EDGAR on April 22, 2002, File No. 333-62446, Accession Number 0001017062-02-000855.

[4]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed via EDGAR on February 21, 2003, File No. 333-62446, Accession No. 0001017062-03-000292.

[5]	Filed as part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-62446, Accession No. 0001193125-04-008908.

Item 28. Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life

Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Brian D. Klemens	Vice President and Treasurer

Edward R. Byrd	Vice President, Controller and Chief Accounting Officer

James T. Morris	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a California Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware StockHolding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

3

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life & Annuity Company or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

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Item 31. Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A, Separate Account B and Pacific Select Fund.

Name	Positions and Offices with Underwriter

Edward R. Byrd	Director, VP Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Adrian S. Griggs	VP
M. Kathleen Hunter	VP
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

		(3)
(1)	(2)	Compensation on
Name of	Net Underwriting	Events Occasioning	(4)	(5)
Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940:
Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

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SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 23rd day of April, 2004.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

		BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:

Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Pacific Life & Annuity Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 23rd day of April, 2004.

		BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:

Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thoms C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	, 2004

Glen S. Schafer*	Director and President	, 2004

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	, 2004

David R. Carmichael*	Director, Senior Vice President and General Counsel	, 2004

Audrey L. Milfs*	Director, Vice President and Secretary	, 2004

James T. Morris*	Executive Vice President	, 2004

Brian D. Klemens*	Vice President and Treasurer	, 2004

*By:	/s/ DAVID R. CARMICHAEL	April 23, 2004

David R. Carmichael as attorney-in-fact

     (Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-62446, Accession No. 0001017062-02-000855, and incorporated by reference herein.)